                                                                  Exhibit 10.20



                              AMENDED AND RESTATED

                                    V2500(R)

                                SUPPORT CONTRACT

                                     BETWEEN

                        IAE INTERNATIONAL AERO ENGINES AG

                                       AND

                           AMERICA WEST AIRLINES, INC.

                                 7 OCTOBER 1998

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I   DEFINITIONS........................................................2

ARTICLE II  SALE OF PURCHASED ITEMS............................................3

      2.1   Intent and Agreement to Purchase...................................3

      2.2   Type Approval and Changes in Specification.........................4

      2.3   Inspection and Acceptance..........................................5

      2.4   Delivery, Shipping, Title and Risk of Loss or Damage...............6

      2.5   Price..............................................................6

      2.6   Payment............................................................6

ARTICLE III SPARE PARTS PROVISIONS.............................................7

      3.1   Intent and Term....................................................7

      3.2   ATA Standards......................................................8

      3.3   Use of Procurement Data............................................8

      3.4   Stocking of Spare Parts............................................8

      3.5   Lead Times.........................................................8

      3.6   Ordering Procedure.................................................9

      3.7   Modifications to Spare Parts.......................................9

      3.8   Inspection........................................................10

      3.9   Delivery and Packing..............................................10

      3.10  Prices............................................................11

      3.11  Payment...........................................................11

      3.12  Purchase by AWA from Others.......................................12

      3.13  Special Tools, Ground Equipment and Consumable Stores.............12

      3.14  Conflict..........................................................13

ARTICLE IV  WARRANTIES, GUARANTEES AND LIABILITIES............................13

ARTICLE V   PRODUCT SUPPORT SERVICES..........................................15

ARTICLE VI  MISCELLANEOUS.....................................................15

      6.1   Delay in Delivery.................................................15

      6.2   Patents...........................................................16

      6.3   Credit Reimbursement..............................................18

      6.4   Non-Disclosure and Non-Use........................................18


                                       i.
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                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE

      6.5   Taxes.............................................................19

      6.6   Amendment.........................................................20

      6.7   Assignment........................................................20

      6.8   Headings..........................................................20

      6.9   Law...............................................................20

      6.10  Notices...........................................................20

      6.11  Exclusion of Other Provisions and Previous Understandings.........21


      EXHIBIT A   AIRCRAFT DELIVERY SCHEDULE

      EXHIBIT B   PURCHASED ITEMS, PRICE, ESCALATION FORMULA, AND DELIVERY
                  SCHEDULE

      EXHIBIT C   CONTRACT SPECIFICATIONS

                  C-1 V2524-A5 TURBOFAN ENGINE MODEL SPECIFICATION C-2 V2527-A5 TURBOFAN ENGINE MODEL SPECIFICATION C-3 V2533-A5 TURBOFAN ENGINE MODEL SPECIFICATION

      EXHIBIT D   PRODUCT SUPPORT PLAN

      EXHIBIT E   WARRANTIES, GUARANTEES AND PLANS

                  E-1   ENGINE AND PARTS SERVICE POLICY
                  E-2   NACELLE AND PARTS SERVICE POLICY
                  E-3   WARRANTY FOR SPECIAL TOOLS AND GROUND EQUIPMENT
                  E-4   PARTS COST GUARANTEE
                  E-5   RELIABILITY GUARANTEE
                  E-6   INFLIGHT SHUTDOWN GUARANTEE
                  E-7   DELAY AND CANCELLATION GUARANTEE
                  E-8   FUEL CONSUMPTION RETENTION GUARANTEE
                  E-9   EXHAUST GAS TEMPERATURE GUARANTEE


                                       ii.

           AMENDED AND RESTATED V2500(R) SUPPORT CONTRACT BETWEEN IAE
                          INTERNATIONAL AERO ENGINES AG
                         AND AMERICA WEST AIRLINES, INC.


      THIS RESTATED AND AMENDED CONTRACT (as amended) is made this 7th day of October l998 between IAE INTERNATIONAL AERO, a joint stock company organized and existing ENGINES AG, under the laws of Switzerland, with a place of business at 400 Main Street, M/S 121-10, East Hartford, Connecticut, 06108, U.S.A. (hereinafter called "IAE") and AMERICA WEST AIRLINES, INC. a corporation organized and existing under the laws of the United States of America, whose registered office is at 4000 East Sky Harbor Boulevard, Sky Harbor International Airport, Phoenix, Arizona 85034, U.S.A. (hereinafter called "AWA"). (This Restated and Amended Contract, as amended, hereinafter referred to as the "Contract").

                                    WHEREAS:

      A. AWA and AVSA have entered into an Airbus A319/320/321 Purchase Agreement dated as of September 12, 1997 (together with all exhibits thereto and all letter agreements currently existing or hereafter entered into that by their terms constitute part of such purchase agreement, and as such purchase agreement may be amended, modified or supplemented from time to time, the "New Purchase Agreement") which covers, among other matters:

      (a) The sale by AVSA and the purchase by AWA of (i) twenty-two (22) firm new A319 aircraft powered by new V2524-A5 Propulsion Systems ("Firm A319 Aircraft"), and (ii) seven (7) firm new A320 aircraft, powered by new V2527-A5 Propulsion Systems ("Firm A320-Aircraft"); the Firm A319 Aircraft and the Firm A320 Aircraft hereafter referred to as the "Firm Aircraft"; and,

      (b) The sale by AVSA and the purchase by AWA of twelve (12) new A320 aircraft powered by new V2527-A5 Propulsion Systems, [***] the scheduled delivery date of such aircraft (the"Growth A320 Aircraft") and,

      (c) An option for AWA to purchase forty (40) new A320 family aircraft in any combination of new A319 aircraft, powered by new V2524-A5 Propulsion Systems ("Option A319 Aircraft"), new A320 aircraft, powered by new V2527-A5 Propulsion Systems ("Option A320 Aircraft"), and new A321-200 aircraft, powered by new V2533-A5 Propulsion Systems ("Option A321 Aircraft", Option A319 Aircraft, Option A320 Aircraft, and Option A321 Aircraft, collectively, or where the context so requires individually, hereafter referred to as the "Option Aircraft"; and,

      B. IAE and AWA entered into V2500 Support Contract dated December 23, 1994 in respect of the purchase by AWA of twenty-four (24) new A320-200 aircraft to be powered by IAE V2527-A5 engines and the support of such V2527-A5 engines (the "Support Contract");

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[*] indicates Redacted material


                                       1.
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      C. IAE and AWA hereby agree to amend and restate the terms of the Support
Contract to reflect the purchase by AWA of additional Airbus V2500-A5 powered A320 family aircraft pursuant to the New Purchase Agreement;

      D. IAE is prepared to supply to AWA V2500-A5 spare engines, modules, spare parts, special tools, ground equipment, product support services and consumable stores for the support and operation of the V2500 Propulsion Systems pursuant to the terms set forth herein.

                     NOW THEREFORE IT IS AGREED AS FOLLOWS:

                                    ARTICLE I

                                   DEFINITIONS

      In this Contract, unless the context otherwise requires:

      1.1 "AIRCRAFT" means the Firm Aircraft, Growth A320 Aircraft and Option Aircraft, being acquired by AWA as set out in Exhibit A to the Contract.

      1.2 "AIRCRAFT MANUFACTURER" means Airbus Industrie.

      1.3 "AVSA" means AVSA S.A.R.L., a societe a responsibilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac France.

      1.4 "BASIC CONTRACT PRICE" means the basic price of each item of the Purchased Items as specified in Exhibit B to this Contract.

      1.5 "CERTIFICATION AUTHORITY" means the United States of America Federal Aviation Administration of the Department of Transportation ("FAA").

      1.6 "CHANGE ORDER" shall have the meaning set forth in Article 2.2.1.

      1.7 "CURRENT RULES" shall have the meaning set forth in Article 2.2.4.

      1.8 "ENGINE(S)" means the IAE V2524-A5, V2527-A5, and V2533-A5 aero engines described in the applicable Specification.

      1.9 "INSTALLATION ITEMS" means Engines, modules, accessories, exhaust systems, nacelles and all ancillary equipment therefor described in the Specification which are being supplied pursuant to this Contract for installation in the Aircraft.

      1.10 "LEAD TIME" means the period between acceptance by IAE of an order of AWA and commencement of delivery.

      1.11 "NON-INSTALLATION ITEMS" means jigs, tools, handling and transportation equipment and all equipment whatsoever to be supplied pursuant to this Contract for use with the Installation Items and not for installation in the Aircraft.


                                       2.
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      1.12 "Other Supplies" means special tools, ground equipment and consumable stores (e.g. oils, greases, dyes and penetrants).

      1.13 "PROCUREMENT DATA" means information supplied by IAE to AWA about Spare Parts required to replenish the said initial stock.

      1.14 "PURCHASED ITEMS" means those Installation Items and Non-Installation Items specified in Exhibit B to this Contract.

      1.15 "PURCHASE PRICE" shall have the meaning set forth in Article 2.5.

      1.16 "S.A.L.E. AIRCRAFT" shall mean the five (5) A320 aircraft powered by V2527-A5 Propulsion systems leased by AWA from Singapore Aircraft Leasing Enterprise Pte. Ltd. as follows:

                                     [***]

                                     [***]

                                     [***]

      1.17 "SERVICE BULLETINS" means those service bulletins containing advice and instructions issued by IAE to AWA from time to time in respect of Engines.

      1.18 "SPARE PARTS" means spare parts for V2500 engines excluding the items listed in the Specification as being items of supply by AWA.

      1.19 "SPECIFICATION" means the IAE Contract Specification No. IAE S24A5, IAE Specification No. IAE S27A5, and IAE Specification No. IAE S33A5 which form Exhibit C to this Contract.

      1.20 "SUPPLIES" means Installation Items, Non-Installation Items, Spare Parts and any goods or services supplied pursuant to this Contract.

      1.21 "VENDOR PARTS" means Spare Parts described in Procurement Data which are not manufactured pursuant to the detailed design and order of IAE.

                                   ARTICLE II

                             SALE OF PURCHASED ITEMS

      2.1 INTENT AND AGREEMENT TO PURCHASE.

            2.1.1 AWA has entered into the New Purchase Agreement with AVSA for the purchase of [***]

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[*] indicates Redacted material


                                       3.
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[***]

            2.1.2 IAE agrees to sell and AWA agrees to purchase from IAE the following Purchased Items for delivery according to the delivery schedule set forth in Exhibit B to this Contract:

                  [***] new V2527-A5 spare Engines; and

                  [***] new V2524-A5 spare Engines.

      The parties acknowledge that the spare Engine described as and designated Purchased Item No. 1 on Exhibit B has been purchased by and delivered to AWA.

            2.1.3 [***]

            2.1.4 The parties hereby agree that this Restated and Amended V2500 Support Contract amends the V2527-A5 Support Contract between IAE and AWA dated 23 December 1994, including all side letters and amendments thereto.

      2.2 TYPE APPROVAL AND CHANGES IN SPECIFICATION.

            2.2.1 The Purchased Items will be manufactured to the standards set forth in the Specification. After the date of this Contract, the Purchased Items may be varied from time to time by change orders in writing which shall set forth in detail:

                  2.2.1.1 The changes to be made in the Purchased Items; and

                  2.2.1.2 The effect (if any) of such changes on the Specification (including but not limited to performance and weight), on interchangeability of the Purchased Items in the airframe, on prices and on dates of delivery of the Purchased Items (a "Change Order"). Change Orders shall not be binding on either party until signed by IAE and AWA but upon being so signed shall constitute amendments to this Contract.

            2.2.2 IAE may make any changes in the Purchased Items which do not adversely affect the Specification (including, but not limited to, performance and weight),

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[*] indicates Redacted material


                                       4.

interchangeability of the Purchased Items in the airframe, prices or dates of delivery of the Purchased Items. In the case of such permitted changes, a Change Order shall not be required. IAE will provide notification of all such changes to AWA prior to delivery.

            2.2.3 At the time of delivery of the Purchased Items, IAE shall ensure that there is in existence a Type Certificate from the Certification Authority in accordance with the provisions of the Specification.

            2.2.4 The Specification has, however, been drawn with a view to the requirements of the Certification Authority referred to in the Specification and the official interpretations of such requirements in existence at the date of this Contract (such requirements and interpretations being hereinafter referred to as "Current Rules"). Subject to Article 2.2.2 above, IAE and AWA agree that they will execute an appropriate Change Order in respect of any change required to the Purchased Items to enable such Purchased Items to conform to the requirements of the Certification Authority and the official interpretations of such requirements in force at the date of delivery of such Purchased Items.

            2.2.5 The price of any Change Order is to be borne:

                  2.2.5.1 [***]; and

                  2.2.5.2 [***]

      2.3 INSPECTION AND ACCEPTANCE.

            2.3.1 Conformance to the Specification of Purchased Items which are Installation Items will be assured by IAE through the maintenance of procedures, systems and records approved by the Certification Authority. Conformance documentation (an Export Certificate of Airworthiness or a Certificate of Conformity, as the case may be) will be issued and signed by personnel authorized for such purposes.

            2.3.2 Conformance to the Specification of Purchased Items which are Non-Installation Items will be assured by IAE conformance documentation.

            2.3.3 Upon delivery pursuant to Article 2.4.1 below and the issuance of an Export Certificate of Airworthiness or a Certificate of Conformity pursuant to Article 2.3.1 or Article 2.3.2 above, AWA shall be deemed to have accepted the Purchased Items and that the Purchased Items conform to the Specification. IAE shall, subject to the permission of the appropriate governmental authorities, arrange for AWA to have reasonable access to the appropriate premises in order to examine the Purchased Items prior to the issue of conformance documentation and to witness Engine acceptance tests.

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[*] indicates Redacted material


                                       5.
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            2.3.4 [***]

            2.3.5 [***]

      2.4 DELIVERY, SHIPPING, TITLE AND RISK OF LOSS OR DAMAGE.

            2.4.1 IAE will deliver the Purchased Items at Phoenix, Arizona, USA in accordance with the delivery schedule set out in Exhibit B to this Contract. [***]

            2.4.2 Upon such delivery, good title to and risk of loss of or damage to the Purchased Items shall pass to AWA.

            2.4.3 AWA will notify IAE at least four (4) weeks before the time for delivery of the Purchased Items of its instructions as to the marking and shipping of the Purchased Items.

      2.5 PRICE.

            The Purchase Price for each of the Purchased Items shall be the Basic Contract Price, amended pursuant to Article 2.2 above, and escalated in accordance with the escalation formula contained in Exhibit B to this Contract.

      2.6 PAYMENT.

            2.6.1 Unless otherwise mutually agreed by the parties, AWA will make payment in United States Dollars as follows:

                  2.6.1.1 Upon signature of this Contract or issuance of a purchase order, AWA shall pay to IAE a deposit of [***] of the Estimated Purchase Price of the Purchased Items.

                  2.6.1.2 [***] before the scheduled delivery of each of the Purchased Items, AWA shall pay to IAE a further deposit of [***] of the Estimated Purchase Price of such item.

                  2.6.1.3 [***] before the scheduled delivery of each of the Purchased Items, AWA shall pay to IAE a further deposit of [***] of the Estimated Purchase Price of such item.

                  2.6.1.4 Upon delivery or immediately prior to the delivery of each of the Purchased Items, AWA shall pay to IAE the balance of the Purchase Price of such item.

----------
[*] indicates Redacted material


                                       6.

            2.6.2 IAE shall have the right to require AWA to make additional deposits in respect of price changes arising from the provisions of Article 2.2 above on a similar basis to that specified in Article 2.6.l above.

            2.6.3 AWA undertakes that IAE shall receive the full amount of payments falling due under this Article 2.6, without any withholding or deduction whatsoever, subject to those covenants and exceptions set forth in
Article 6.5.4 below.

            2.6.4 All payments under this Article 2.6 shall be made by cable or telegraphic transfer and shall be deposited not later than the due date of payment with the following bank for the account of IAE:

                         Fleet Bank, National Association
                         175 Water Street
                         New York, NY 10038-4924
                         Account No.2-982-00819-9
                         ABA No. 021200339

            2.6.5 For the purpose of this Article 2.6 "payment" shall only be deemed to have been made to the extent cleared or good value funds are received in the numbered IAE bank account specified in sub-Article 2.6.4 above.

            2.6.6 [***]

            2.6.7 For the purpose of this Article 2.6, the "Estimated Purchase Price" of any of the Purchased Items shall be calculated in accordance with the following formula:

                                      [***]


                                   ARTICLE III

                             SPARE PARTS PROVISIONS

      3.1 INTENT AND TERM.

            3.1.1 For as long as AWA owns or operates one or more Aircraft in regular commercial service, IAE shall provide that adequate supplies of Spare Parts are available for sale to AWA under this Contract. In consideration thereof, IAE shall sell to AWA and, except as hereinafter provided, AWA shall buy from IAE AWA requirements of the following Spare Parts:

----------
[*] indicates Redacted material


                                       7.

                  3.1.1.1 All Spare Parts manufactured pursuant to the detailed design and order of IAE where IAE is the only source from which AWA can purchase such Spare Parts in an unused condition and in quantities sufficient to meet AWA's requirements; and

                  3.1.1.2 Vendor Parts for which direct supply arrangements between the manufacturers of such Vendor Parts and AWA have not been established. AWA shall notify IAE in writing not less than [***] before scheduled delivery that AWA intends to purchase such Vendor Parts from IAE.

            3.1.2 In an emergency, IAE shall sell to AWA Vendor Parts which it is not obliged to sell under this Contract, but which it has in stock or otherwise has reasonably available to it.

      3.2 ATA STANDARDS.

            The parties to this Contract shall comply with the requirements of ATA Specifications 200/2000 and 300, provided that either of the parties shall be entitled to negotiate reasonable changes in those procedures or requirements of the said specifications which, if complied with exactly, would result in an undue operating burden or unnecessary economic penalty.

      3.3 USE OF PROCUREMENT DATA.

            3.3.1 IAE has furnished AWA with Procurement Data complying with ATA Specification 200/2000 and shall revise the said Procurement Data as a matter of routine thereafter.

            3.3.2 Procurement Data shall be used to enable AWA to continue to order Spare Parts to support the Installation Items.

      3.4 STOCKING OF SPARE PARTS.

            Upon request, AWA shall provide IAE with information reasonably required to enable IAE to organize the manufacture and stocking of Spare Parts efficiently.

      3.5 LEAD TIMES.

            3.5.1 Save as herein provided, replenishment Spare Parts shall be delivered within the Lead Time specified in the IAE Spare Parts Catalog.

            3.5.2 If any order for replenishment Spare Parts shall call for a quantity materially in excess of AWA's normal requirements, IAE shall use its best efforts to complete such order, provided however, that IAE shall have the right to notify AWA and IAE may request a special delivery schedule. If AWA confirms that the full quantity ordered is required, delivery of the order shall be effected at delivery dates specified by IAE and the Lead Times provided by this Article shall not apply.

----------
[*] indicates Redacted material


                                       8.

            3.5.3 In an emergency, IAE shall use its best efforts to deliver Spare Parts, including certain major Spare Parts referred to in Article 3.5.2 above, within the time limits specified by AWA. The action to be taken on such orders shall be advised as follows within the following time periods from IAE's receipt of notice that a situation described below exists:

                  3.5.3.1 AOG orders - within [***];

                  3.5.3.2 other emergency orders - within [***];

                  3.5.3.3 orders for items of which AWA is out-of-stock - within [***].

      3.6 ORDERING PROCEDURE.

            3.6.1 Orders for Spare Parts shall be placed by AWA from time to time as may be appropriate. AWA shall give IAE as much notice as possible of any change in its operation, including, but not limited to, changes in maintenance or overhaul arrangements affecting its requirements of Spare Parts, including Vendor Parts.

            3.6.2 IAE shall promptly acknowledge receipt of each order for Spare Parts in accordance with ATA Specification 200/2000 procedure. Unless qualified, such acknowledgment, subject to variation in accordance with Article 3.5.3 above, shall constitute an acceptance of the order under the terms of this Contract.

            3.6.3 Subject to Article 3.l0.2 below, IAE shall accept "control shipdates" as defined in ATA Specification 200 in orders for Spare Parts provided that such dates allow IAE its applicable Lead Times in making shipment and are not subject to cancellation by AWA at less than twelve (12) calendar months' notice.

            3.6.4 If IAE notifies AWA that certain Spare Parts are packed in standard package quantities (hereinafter called "SPQ's") or that a minimum sales quantity (hereinafter called "MSQ") applies, AWA's subsequent orders for such Spare Parts shall be for SPQ's or multiples thereof with a minimum of one MSQ.

            3.6.5 Unless AWA shall have specified "Total Quantity Required" on its orders, IAE shall be entitled to consider an order for inexpensive Spare Parts complete if at least [***] of the quantity ordered is delivered. For the purpose of this Article the term "inexpensive" shall mean a price listed in the IAE Spare Parts Catalog at less than [***], but shall be subject to review by IAE from time to time.

            3.6.6 AWA shall provide IAE with full shipping instructions applicable to standard replenishment orders for Spare Parts to be placed by AWA.

      3.7 MODIFICATIONS TO SPARE PARTS.

            3.7.1 IAE shall be entitled to make modifications or changes to the Spare Parts ordered by AWA hereunder. IAE shall promptly inform AWA by means of Procurement Data and Service Bulletins when such modified Spare Parts (or Spare Parts introduced by a repair

----------
[*] indicates Redacted material


                                       9.

scheme) become available for supply hereunder. Notification of such availability shall be given to AWA before delivery.

            3.7.2 Modified Spare Parts may be supplied unless the modifications stated in Service Bulletins, in the recommended or optional category, are considered by AWA to be unacceptable and AWA so states in writing to IAE within [***] of the transmittal date of a Service Bulletin, in which case AWA shall be entitled to place a single order for AWA's anticipated total requirement of pre-modified Spare Parts, at a price and delivery schedule to be agreed.

            3.7.3 Unless AWA notifies IAE in writing under the provisions of
Article 3.7.2 hereof, IAE may supply at the expense of AWA a modification of any Spare Part ordered (including any additional Spare Part needed to ensure interchangeability), provided that the said modification has received the approval of the Certification Authority. The delivery of such Spare Parts shall begin on dates indicated by Service Bulletin. The delivery schedule shall be agreed at the time when orders for modifications are accepted by IAE.

            3.7.4 If Spare Parts required for incorporation of a modification are not ordered as a kit, AWA's orders must distinguish them from normal replacement Spare Parts in accordance with ATA Specification 200/2000.

      3.8 INSPECTION.

            3.8.1 Conformance to the Specification of Installation Items will be assured by IAE through the maintenance of procedures, systems and records approved by the Certification Authority. Conformance documentation will be issued and signed by personnel authorized for such purpose.

            3.8.2 Conformance of Non-Installation Items will be assured by IAE conformance documentation.

            3.8.3 Upon the issue of conformance documentation in accordance with Articles 3.8.1 or 3.8.2 above, AWA shall be deemed to have accepted the Installation Items and Non-Installation Items and that such Items conform to specification.

      3.9 DELIVERY AND PACKING.

            3.9.1 IAE shall deliver Spare Parts and Other Supplies ex-works, the IAE point of manufacture. Shipping documents and invoices shall be in accordance with ATA Specification 200.

            3.9.2 Upon such delivery, good title to and risk of loss of or damage to the said Spare Parts and Other Supplies shall pass to AWA.

            3.9.3 In accordance with ATA Specification 200/2000 requirements, AWA shall advise IAE at time of order of its instructions as to the marking and shipping of the Spare Parts and Other Supplies.

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[*] indicates Redacted material


                                      10.

            3.9.4 The packaging of Spare Parts shall be in accordance with ATA Specification 300 Category 2 standard and shall be free of charge to AWA. Category 1 standard packaging if required by AWA shall be paid for by AWA.

      3.10 PRICES.

            3.10.1 Subject to Article 3.5.2 above, prices of all Spare Parts shall be quoted in U.S. Dollars, in the IAE Spare Parts Price Catalog and Procurement Data. Such prices shall represent net unit prices, ex-works the IAE point of manufacture.

            3.10.2 Prices applicable to each order placed by AWA hereunder shall be the prices [***]

            3.10.3 [***]

            3.10.4 On request by AWA, prices of Spare Parts or other materials not included in the Spare Parts Price Catalog shall be quoted within a reasonable time by IAE, not to exceed thirty (30) days.

      3.11 PAYMENT.

            3.11.1 Payment for all purchases under this Article 3 shall be made by AWA to IAE within thirty (30) days after the date of delivery.

            3.11.2 AWA undertakes that IAE shall receive payment in U.S. Dollars of the full amount of payments falling due under this Article 3.11, without any withholding or deduction whatsoever, subject to those covenants and exceptions set forth in Article 6.5.4 below.

            3.11.3 All payments under this Article 3.11 shall be made by cable or telegraphic transfer to, and shall be deposited not later than the due date of payment with:

                        Fleet Bank, National Association
                        175 Water Street
                        New York, NY 10038-4924
                        Account No. 2-982-00819-9
                        ABA No. 021200339

            3.11.4 For the purpose of this Article 3.11, payment shall only be deemed to have been made to the extent cleared or good value funds are received in the numbered IAE bank account specified in sub-Article 3.11.2 above.

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[*] indicates Redacted material


                                      11.

      3.12 PURCHASE BY AWA FROM OTHERS.

            3.12.1 AWA may purchase from another A320-200 operator Spare Parts, which by virtue of Article 3.1 above are required to be purchased from IAE:

                  3.12.1.1 [***]

                  3.12.1.2 [***]

                  3.12.1.3 [***]

            3.12.2 Subject to the conditions specified below, in the following circumstances AWA may obtain from established and approved sources, other than IAE or other A320-200 operators, Spare Parts which by virtue of Article 3.1 above are required to be purchased from IAE:

                  3.12.2.1 [***]; or

                  3.12.2.2 [***]; or

                  3.12.2.3 where IAE identifies a Spare Part as a standard part.

      AWA's rights under sub-Article 3.12.2 above are subject to AWA being unable to satisfy its requirements for Spare Parts under the provisions of sub-Article 3.12.1 above.

            3.12.3 Nothing in this Article 3.12 shall be deemed to extend the obligations of IAE or to diminish the limitations upon such obligations under the Warranties referred to in sub-Articles 4.1 and 4.2 below.

            3.12.4 Notwithstanding any extension of the time of delivery in accordance with the provisions of Article 6.1.1 below, AWA shall be entitled to cancel all or part of any order on IAE for Spare Parts which, pursuant to the terms of Articles 3.12.2.1 and 3.12.2.2 are purchased from another source by giving reasonable notice of cancellation of the said order.

            3.12.5 In the event that AWA purchases Spare Parts under this
Article 3.12, AWA shall give written notice to IAE of the extent of such purchase supported by any other technical information which IAE may reasonably require.

      3.13 SPECIAL TOOLS, GROUND EQUIPMENT AND CONSUMABLE STORES.

            IAE may sell Other Supplies to AWA subject to the terms and conditions of this Contract, but the detailed procedures of this Contract with regard to Procurement Data, prices,

----------
[*] indicates Redacted material


                                      12.

stocking and Lead Time shall not apply. Technical data for special tools and ground equipment shall be in accordance with ATA Specification 101.

      3.14 CONFLICT.

            In the event of any conflict between the provisions of this Contract and the provisions of ATA Specifications 101, 200/2000 and 300, the provisions of this Contract shall prevail.

                                   ARTICLE IV

                     WARRANTIES, GUARANTEES AND LIABILITIES

      4.1 IAE warrants to AWA that at the time of delivery of the Supplies sold hereunder such Supplies will be free of defects in material and manufacture and will conform to IAE's applicable specifications as stipulated in this Contract (provided however, that any deviation from the applicable specification which in AWA's reasonable business judgment is not material and not substantial will be waived by AWA). Except as otherwise provided herein or in any exhibits or Side Letters hereto, IAE's liability and AWA's remedies under this warranty are limited to [***]

      4.2 In addition, IAE grants and AWA accepts the following:

          4.2.1 V2500 Engine and Parts Service Policy as set forth in Exhibit
                E-1

          4.2.2 V2500 Nacelle and Parts Service Policy as set forth in Exhibit
                E-2

          4.2.3 V2500 Non-Installation Items Warranty as set forth in Exhibit
                E-3

          4.2.4 V2500 Parts Cost Guarantee as set forth in Exhibit E-4

          4.2.5 Reliability Guarantee as set forth in Exhibit E-5

          4.2.6 Inflight Shutdown Guarantee as set forth in Exhibit E-6

          4.2.7 Delay and Cancellation Guarantee as set forth in Exhibit E-7

          4.2.8 Fuel Consumption Retention Guarantee as set forth in Exhibit E-8

----------
[*] indicates Redacted material


                                      13.

            4.2.9 Exhaust Gas Temperature Guarantee as set forth in Exhibit E-9

      The Service Policies, Warranties and Guarantees referred to in this
Article 4.2 are hereinafter called the "Warranties." The above Service Policies, Warranties and Guarantees together form Exhibit E to this Contract.

      4.3 The parties agree that those of the Warranties set out in Exhibit E-1 pursuant to Article 4.2.1 and Exhibit E-2 pursuant to Article 4.2.2, wherein AWA may be referred to as the "Operator", shall also apply to any equipment which falls within the categories of equipment referred to in the Warranties manufactured, supplied or inspected by IAE howsoever and whenever (whether before, on or after the date first above written) acquired by AWA from whatsoever source including but not limited to any V2500 aero engines and any associated equipment therefor, and any parts for such engines and associated equipment which form part of any aircraft acquired from the manufacturer.

      4.4 The Warranties are personal to AWA and the obligations of IAE thereunder shall only apply insofar as AWA has acquired and operates the Supplies covered thereunder. Notwithstanding anything to the contrary in Exhibits E-4 through E-9, if AWA subleases any of the Aircraft to a FAA or other government certified commercial air carrier while maintaining ultimate responsibility for maintenance and Warranty administration of the Aircraft, the Warranties will continue to apply so long as the Aircraft are operated under similar or better operating conditions and the other conditions of the Warranties are fulfilled, subject to the terms and conditions of the Warranties.

      4.5 AWA shall inform any person to whom it intends to sell, lease, loan or otherwise dispose of any of the Supplies or equipment referred to in Article 4.3 above that such person may obtain from IAE a direct warranty agreement incorporating those of the Warranties set out in Articles 4.2.1 and 4.2.2. AWA shall also use its reasonable endeavors to ensure that such person shall enter into a direct warranty agreement with IAE prior to delivery of any of the Supplies or such equipment to such person.

      4.6 IAE and AWA agree that the intent of the Warranties provided in
Article 4.2 is to provide specified benefits or remedies to AWA as a result of specified events. It is not the intent however to duplicate benefits or remedies provided to AWA by IAE or another source, e.g., another equipment manufacturer or lessor, as a result of the same event. Therefore, the terms of the Warranties notwithstanding, if the terms of the Warranties should make duplicate benefits available to AWA from IAE or any third party, AWA may elect to receive the benefits under the Warranties or under any other applicable guarantee, sales warranty, service policy or any special benefit of any kind as a result of the same event, but not both.

      4.7 AWA accepts that the Warranties granted to AWA under Articles 4.1, 4.2 and 4.3 above together with the express remedies provided to AWA in respect of the Supplies in accordance with this Contract are [***]

----------
[*] indicates Redacted material


                                      14.

[***]

      4.8 IAE and AWA agree that this Article 4 has been the subject of discussion and negotiation, is fully understood by the parties and the [***] in this Contract are arrived at in consideration of:

            4.8.1 the [***] and

            4.8.2 the [***] above.

                                    ARTICLE V

                            PRODUCT SUPPORT SERVICES

      5.1 IAE will make available to AWA the Product Support Services described in Exhibit D to this Contract. Except when identified in such Exhibit as requiring separate contractual arrangements, such Product Support Services shall be supplied at no additional charge to AWA and subject to the provisions of this Contract. IAE may delegate the performance of product support services to an affiliated company.

                                   ARTICLE VI

                                  MISCELLANEOUS

      6.1 DELAY IN DELIVERY.

            6.1.1 If IAE is hindered or prevented from delivering any of the Supplies within the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract) by reason of any cause beyond the reasonable control of IAE, the time for delivery shall be extended by a period equal to the period for which delivery shall have been so hindered or prevented, and [***]

            6.1.2 If, by reason of any of the causes embraced by Article 6.1.1 above, IAE is hindered or prevented from delivering any goods (which are the same as and include the Supplies except for Purchased Items) to purchasers (including AWA) [***]

----------
[*] indicates Redacted material


                                      15.

[***]

            6.1.3 Should IAE inexcusably delay delivery of any item of the Supplies beyond the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract), then [***]

            6.1.4 The right of AWA to claim damages [***]

            6.1.5 Should IAE delay delivery of any item of the Supplies beyond the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract) for [***]

            6.1.6 Should IAE delay for any reason delivery of any of the Purchased Items beyond the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract), [***]

      6.2 PATENTS.

            6.2.1 IAE shall, subject to the conditions set out in this Article and as the sole liability of IAE, indemnify AWA in respect of any claim arising from and related to the infringement of any patent, copyright, trademark, service mark, trade secret or other property right (together, a "industrial property right") by use of any of the Supplies:

----------
[*] indicates Redacted material


                                      16.

                        (1) to the extent of [***] thereof in the case of any actual or alleged infringement by any Supply or the use thereof (a) any Swiss, British, Japanese, German or American industrial property right, or (b) any industrial property rights issued under the laws of any other country that is bound by the Convention on International Civil Aviation of 7th December l944 or has in full force and effect industrial property right laws that recognize and give adequate protection to industrial property rights issued under the laws of other countries; [***]; and

                        (2) to the extent of [***] thereof in case of any actual or alleged infringement by any Supply or the use thereof of any industrial property right issued under the laws of any country not covered by (1) above; [***]

            6.2.2 AWA will give immediate notice in writing to IAE of any such claim whereupon IAE shall have the right at its own expense to assume the defense of or to dispose of or to settle such claim in its sole discretion, except that no such disposition or settlement that contains an admission of liability shall directly admit liability on behalf of AWA, and AWA will give IAE all reasonable assistance and will not by any act or omission [***]

            6.2.3 IAE shall have the right to substitute for any allegedly infringing Supplies substantially equivalent non-infringing supplies otherwise complying with the terms of this Contract.

            6.2.4 In the event that the use of the Supplies is enjoined, IAE shall, at its expense and option either:

            6.2.4.1 substitute substantially equivalent non-infringing
Supplies;

            6.2.4.2 procure for AWA the right to continue using the Supplies; or

            6.2.4.3 modify the Supplies as to make them non-infringing.

            6.2.5 The indemnity contained in Article 6.2.1 above shall [***]

----------
[*] indicates Redacted material


                                      17.

[***]

      6.3 CREDIT REIMBURSEMENT.

            [***]

      6.4 NON-DISCLOSURE AND NON-USE.

            6.4.1 IAE and AWA each hereby agree for the benefit of each other, that it will treat the terms of this Contract as confidential, and will not without the prior written consent of the other, disclose or cause to be disclosed the terms hereof and any Information received hereunder to any third party other than its attorneys, accountants and professional advisors. The expression "Information" in this Article 6.4.1 includes but is not limited to all oral or written information, know-how, data, reports, drawings and specification, and all provisions of this Contract.

            6.4.2 IAE and AWA shall be responsible for the observance of the provisions of Article 6.4.1 above by their respective employees, attorneys, accountants and professional advisors.

            6.4.3 The provisions of Article 6.4.1 above for Information shall not apply to any information which is or becomes generally known in the aero engine industry nor shall the provisions of Article 6.4.1 above prevent any necessary disclosure of Information to enable AWA itself to operate, maintain or overhaul Supplies.

            6.4.4 With respect to Supplies ordered by AWA for delivery to a destination outside the U.S.A., AWA shall be responsible for obtaining any required authorization including an Export License, Import License, Exchange Permit or any other governmental authorization (collectively referred to herein as "Governmental Authorization") required in connection with the transactions contemplated under this Contract. AWA shall restrict disclosure of all

----------
[*] indicates Redacted material


                                      18.

information and data furnished in connection with receipt of appropriate Governmental Authorization and shall comply with any conditions imposed by such Government Authorization.

            6.4.5 In the event that any of the "Information" as described in
Article 6.4.1 is required or requested to be disclosed by AWA or IAE by governmental, judicial or regulatory agency order, or as a result of compliance with any law, each of AWA and IAE agrees to limit the disclosure to only those portions of the Information specifically required to be disclosed, and to maintain the confidentiality of as much of the Information as legally possible.

            6.4.6 Notwithstanding any of the foregoing, AWA may subcontract administration of Warranties provided hereunder to a third party and disclose to that third party Information necessary to administer the Warranties. AWA will, prior to such disclosure, ensure that the third party has agreed to non-disclosure and non-use provisions substantially similar to this Article 6.4.

            6.4.7 Notwithstanding any of the foregoing, [***]

      6.5 TAXES.

            6.5.1 Subject to Article 6.5.2 below, IAE shall pay all imposts, duties, fees, taxes and other like charges levied by the governments of the United Kingdom, the United States of America, the Federal Republic of Germany, Japan and Italy or any agency thereof in connection with the Supplies prior to their delivery.

            6.5.2 Except as stated in Article 6.5.3, all amounts stated to be payable by AWA pursuant to this Contract exclude any value added tax, sales tax or similar taxes. In the event that the supply of goods or services under this Contract is chargeable to any value added tax, sales tax or similar taxes, such tax will be borne by AWA.

            6.5.3 [***] Notwithstanding the forgoing, AWA shall not be responsible for any taxes imposed on the income, revenues, gross receipts, capital gains or net worth of IAE or like charges. Furthermore, IAE will be responsible for any interest, penalties or fines imposed upon AWA because of IAE's failure to file any information return after requested in writing by AWA to do so or should any representations made by IAE in this Contract or documents required in Article 6.5.4 prove to be false and misleading.

            6.5.4 IAE represents that all amounts to be payable by AWA under this Contract are, at the time of the execution of this Contract and will continue throughout the term of this Contract, to be considered as income effectively connected with IAE's United States trade or business. IAE will furnish to AWA, upon execution of this Contract and every year thereafter, a

----------
[*] indicates Redacted material


                                      19.

completed IRS Form 4224 and W-9, or such other document required by law to certify that the payments are exempt from withholding tax. If for any reason AWA is required by law to withhold tax, the payments required to be made under this Contract to IAE shall be reduced by the amount of such withholding.

      6.6 AMENDMENT.

            This Contract shall not be amended in any way other than by agreement in writing, entered into by the parties hereto after the date of this Contract, which is expressly stated to amend this Contract.

      6.7 ASSIGNMENT.

            Neither party may assign any of its rights or obligations hereunder without the written consent of the other party (except that IAE may assign its rights to receive money hereunder). Any assignment made in violation of this
Article 6.7 shall be null and void.

      6.8 HEADINGS.

            The Article headings and the Index do not form a part of this Contract and shall not govern or affect the interpretation of this Contract.

      6.9 LAW.

            This Contract shall be subject to and interpreted and construed in accordance with the laws of the State of New York, United States of America. The parties hereto hereby agree that all actions or proceedings arising out of this Contract shall be litigated in United States District Court for the Southern District of New York. The parties hereto hereby expressly submit and consent in advance to such jurisdiction and venue in any action or proceeding commenced by either party in such jurisdiction, agree that jurisdiction and venue is proper in such court, and hereby waive personal service of the summons and complaint, or other process or papers issued herein and agree that such service of the summons and complaint may be made by registered mail, return receipt requested, addressed to either party, at the address set forth in Article 6.10 hereof. Each party waives any claim that any such jurisdiction, is an inconvenient forum or an improper forum based on lack of venue. The choice of forum set forth herein shall not be deemed to preclude the enforcement by either party of any judgment in any other appropriate jurisdiction.

      6.10 NOTICES.

            All notices and requests required or authorized hereunder shall be given in writing either by personal delivery or by commercial courier or mail or by facsimile transmission to the addresses set forth below. The date upon which any such notice or request is so personally delivered or delivered by commercial courier or mail, or if such notice or request is given by facsimile transmission, the date upon which received unless a facsimile transmission is received outside of business hours, in which case it shall be deemed received on the next succeeding business day, shall be deemed to be the effective date of such notice or request.


                                      20.

                  IAE shall be addressed at:

                        IAE International Aero Engines AG
                        400 Main Street
                        M/S 121-10
                        East Hartford, Connecticut 06108
                        Fax: 860-565-5220
                        Attention: Business Director & Chief Legal Officer

                  and AWA shall be addressed at:

                        America West Airlines, Inc.
                        Phoenix Sky Harbor International Airport
                        4000 East Sky Harbor Boulevard
                        Phoenix, Arizona  85034
                        Fax: (602) 693-5904
                        Attention: Senior Vice President - Legal Affairs

      or at such other address or to such other person as the party receiving the notice or request may designate from time to time.

      6.11 EXCLUSION OF OTHER PROVISIONS AND PREVIOUS UNDERSTANDINGS.

            6.11.1 This Contract (including all Exhibits hereto and as may be amended in writing by the parties) contains the only provisions between the parties governing the sale and purchase of the Supplies (excepting any obligations to finance Aircraft) and shall apply to the exclusion of any other provisions on or attached to or otherwise forming part of any order form of AWA, or any acknowledgment or acceptance by IAE, or of any other document which may be issued by either party relating to the sale and purchase of the Supplies.

            6.11.2 The parties agree that neither of them have placed any reliance whatsoever on any representations, agreements, statements or understandings made prior to the signature of this Contract, whether orally or in writing, relating to the Supplies, other than those expressly incorporated in this Contract, which has been negotiated on the basis that its provisions represent their entire agreement relating to the Supplies and shall supersede all such representations, agreements, statements and understandings.


                                      21.

      IN WITNESS WHEREOF the parties hereto have caused this Contract to be signed on their behalf by the hands of their authorized officers the day and year first before written:


IAE INTERNATIONAL AERO ENGINES AG       AMERICA WEST AIRLINES, INC.

By: /s/ Barry Eccleston                 By: /s/ Ronald A. Armini
    --------------------                    -----------------------
Name: Barry Eccleston                   Name: Ronald A. Armini
      ------------------                      ---------------------
Title: President & CEO                  Title: Sr. V.P. Operations
       -----------------                       --------------------


                                      22.

                                    EXHIBIT A

                           AIRCRAFT DELIVERY SCHEDULE

      FIRM A319 AIRCRAFT: TWENTY-TWO (22)
      A319 AIRCRAFT        DELIVERY DATE       A319 AIRCRAFT      DELIVERY DATE

      One (1)              October 1998        Two (2)            November 2000
      Two (2)              December 1998       One (1)            December 2000
      Two (2)              July 1999           One (1)            January 2001
      One (1)              August 1999         One (1)            March 2001
      One (1)              September 1999      Two (2)            April 2001
      Two (2)              November 1999       One (1)            May 2001
      One (1)              December 1999       One (1)            July 2001
      One (1)              September 2000      One (1)            August 2001
      One (1)              October 2000

      FIRM A320 AIRCRAFT: SEVEN (7)
      A320 AIRCRAFT        DELIVERY DATE       A320 AIRCRAFT      DELIVERY DATE

      One (1)              February 1999       One (1)            February 2000
      One (1)              May 1999            One (1)            May 2000
      One (1)              August 1999         One (1)            August 2000
      One (1)              November 1999

      RECONFIRMED A320 AIRCRAFT: TWELVE (12)

      One (1)              October 2000        One (1)            August 2001
      One (1)              November 2000       One (1)            September 2001
      One (1)              January 2001        One (1)            October 2001
      One (1)              March 2001          One (1)            November 2001
      One (1)              May 2001            One (1)            January 2002
      One (1)              July 2001           One (1)            February 2002


      OPTION AIRCRAFT (40): Any combination of eight (8) A319, A320, and A321 aircraft for delivery each calendar year between 1 January 2001 and to 31 December 2005.


                                       1.

                                    EXHIBIT B
                             PURCHASED ITEMS, PRICE,
                    ESCALATION FORMULA AND DELIVERY SCHEDULE

                              BASIC CONTRACT PRICE
                            U.S. DOLLARS (JULY 1998)

        PURCHASED ITEM NO.                               QTY.      DELIVERY DATE

1.    V2527-A5 spare Engine         4,210,000             1        February 1998
2.    V2527-A5 spare Engine         4,210,000             1        December 1998
3.    V2527-A5 spare Engine         4,210,000             1        August 1999
4.    V2527-A5 spare Engine         4,210,000             1        November 1999
5.    V2527-A5 spare Engine         4,210,000             1        January 2000
6.    V2527-A5 spare Engine         4,210,000             1        November 2000
7.    V2524-A5 spare Engine         3,675,000             1        December 2000
8.    V2524-A5 spare Engine         3,675,000             1        March 2001
9.    V2524-A5 spare Engine         3,675,000             1        June 2001



      Additional spare Engines shall be scheduled for delivery pursuant to
Article 2.1.3 of the Contract.

                               ESCALATION FORMULA

1. Any Basic Contract Price or other Sum expressed to be subject to escalation from a Base Month to a month of delivery or other date of determination will be subject to adjustment in accordance with the following formula:

      P  =  Pb ( 0.60 L + 0.30 M + 0.10 E )
                  Lo       Mo       Eo

      Where:

            P = The Invoiced Purchase Price or Escalated Sum rounded to the nearest dollar.


                                       1.

            Pb    =     The Basic Contract Price or other Sum.

      Lo = The "Average Hourly Earnings of Aircraft Engine and Engine Parts Production Workers" SIC Code 3724 published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the Base Month by four months.

      L  =  The "Average Hourly Earnings of Aircraft Engine and Engine Parts
            Production Workers" SIC Code 3724 for the month preceding the month of delivery or other date of determination by four months.

      Mo = The "Producer Price Index, Code 10, For Metals and Metal Products" published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the Base Month by four months.

      M = The "Producer Price Index, Code 10, For Metals and Metal Products" for the month preceding the month of delivery or other date of determination by four months.

      Eo = The "Producer Price Index, Code 5, For Fuel and Related Products and Power" published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the Base Month by four months.

      E = The "Producer Price Index, Code 5, For Fuel and Related Products and Power" for the month preceding the month of delivery or other date of determination by four months.

2.    The values of the factors 0.60 L and 0.30 M and 0.10 E
                                         L      M          E

            respectively, shall be determined to the nearest fourth decimal place. If the fifth decimal is five or more, the fourth decimal place shall be raised to the next higher number.

3. If the U.S. Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit B or discontinues any of these indexes, IAE will advise AWA of the discontinuation. After consultation with AWA, IAE will apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the formula will be made to accomplish this result. Should AWA disagree with IAE's selection, AWA agrees to make payments to IAE for all but the sum related to the use of the new indexes. Both parties agree to negotiate in good faith to substitute indexes.

4. The Basic Contract prices contained in this Exhibit B are subject to escalation from a Base Month of July 1988 to the month of delivery using Lo, Mo and Eo values for March 1988.


                                       2.

5. If the application of the formula contained in this Exhibit B results in a Purchase Price which is lower than the Basic Contract Price, the Basic Contract Price will be deemed to be the Purchase Price for such Supplies.


                                       3.

                                    EXHIBIT C
                             CONTRACT SPECIFICATIONS

                                   EXHIBIT C-1
                    V2500 TURBOFAN ENGINE MODEL SPECIFICATION

      Commercial Type Certificate To Be Obtained      Model V2524 - A5
      by IAE from FAA                                 Spec. No. IAE S24A5

                                SEA LEVEL RATINGS

           (With Ideal Inlet and Exhaust Systems - See GENERAL NOTES)

                                                              Net
                                                            Thrust
                                                              lb
                                               ---------------------------------
      Takeoff Rating (Static)                               23,500
      Maximum Continuous Rating                             21,400


                                   DESCRIPTION

      Type - An axial flow, two spool, turbofan engine with fan and multistage compressors driven by multistage reaction turbines and designed for operation with fixed area mixed exhaust system.

      Installation Drawing No. TBD. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

                                  FUEL AND OIL

      Fuel - Specification MIL-T-5624, MIL-T-83133 or ASTM-D-1655
      Oil - Specification MIL-L-23699 Type II
      Oil Consumption, Maximum (As measured over a 10-Hour Period) 0.15 US gal/hr

                               STANDARD EQUIPMENT
                            INCLUDED IN ENGINE PRICE

                   FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

      LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Fuel Metering Unit, Fuel Supply Pipe.

                           IGNITION SYSTEM COMPRISING:

      Ignition Exciter, Igniter Plug, Ignition Lead (2 each).


                                       1.

                             AIR SYSTEM COMPRISING:

      No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

                      ENGINE INDICATING SYSTEM COMPRISING:

      Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction
Box.

                                   PRELIMINARY
                             OIL SYSTEM COMPRISING:

      Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

                                 MISCELLANEOUS:

      Electrical EEC Harnesses - Fan and Core, Nose Spinner, PART - Drains, If Intertwined With Engine parts, Airframe Accessory Mounting Pads and Drives, PART
- Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART
- IDG Piping, where Intertwined with Engine Parts.

                              ADDITIONAL EQUIPMENT


      Available at Increased Price
      Shipping Stand
      Storage Bag
      Condition Monitoring Instrumentation

      Items of ADDITIONAL EQUIPMENT should be ordered at the time of engine procurement in order to assure availability of this equipment at the time of engine shipment.

                                  GENERAL NOTES

      The specified Sea Level Static Ratings are ideal and are based on US Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

      Takeoff rating is the maximum thrust certified for takeoff operation. The specified takeoff thrust is available at and below ISA + 56oF (+31oC) ambient temperature.


                                       2.

      Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 18oF (+10oC) ambient temperature.

      Maximum Climb Rating is the maximum thrust approved for normal climb operation.

      Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

      Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

      The Electrical Power Generator Fuel Cooled Oil Cooler and any drains, brackets and Electrical Power Generator piping, and other external hardware supplied with the Engine are certified by the FAA-NER to FAR Part 33 requirements.

                                   EXHIBIT C-2
                    V2500 TURBOFAN ENGINE MODEL SPECIFICATION

      FAA Commercial Type Certificate E40NE     Model V2527 - A5
                                                Spec. No. IAE S27A5

                                SEA LEVEL RATINGS
           (With Ideal Inlet and Exhaust Systems - See GENERAL NOTES)

                                                              Net
                                                            Thrust
                                                              lb
                                                 -------------------------------
      Takeoff Rating (Static)                               24,800
      Takeoff Rating (at 0.2 Mn)                            22,020
      Maximum Continuous Rating                             22,240


                                   DESCRIPTION

      Type - An axial flow, two spool, turbofan engine with fan and multistage compressors driven by multistage reaction turbines and designed for operation with fixed area mixed exhaust system.

      Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

                                  FUEL AND OIL

      Fuel - Specification MIL-T-5624, MIL-T-83133 or ASTM-D-1655
      Oil - Specification MIL-L-23699 Type II
      Oil Consumption, Maximum (As measured over a 10-Hour Period) 0.15 US gal/hr


                                       3.

                               STANDARD EQUIPMENT
                            Included in Engine Price
                     (Partial List Comprised of Major Items)

                         FUEL SYSTEM AND CONTROL SYSTEM:

      LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Relay Box, Electronic Engine Control (EEC), Dedicated Generator, P4.9 Sensors and Manifold, Fuel Metering Unit, Fuel Supply Pipe, Fuel Nozzles.

                                IGNITION SYSTEM:

      Ignition Exciter, Igniter Plug, Ignition Lead (2 each) (without power source).

                                   AIR SYSTEM:

      No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids, HPT Cooling Valve and Solenoid.

                            ENGINE INDICATING SYSTEM:

      Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box, No. 4 Bearing Scavenge Pressure Transducer, Fuel Filter and Scavenge Differential Pressure Switches, Scavenge Oil Temperature Sensor, Oil Pressure Transmitter, Low Oil Pressure Switch, Vibration Transducers and Harness, Oil Quantity Transmitter, Magnetic Chip Detectors, Fuel Flowmeter.

                                   OIL SYSTEM:

      Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, Electrical Power Generator Fuel Cooled Oil Cooler.

                                 MISCELLANEOUS:

      EEC Harnesses - Fan and Core, Ignition Supply Harness, General Service Harness, Nose Spinner, Core Fuel Drains, Airframe Accessory Mounting Pads and Drives, Various Brackets on working flanges for attachment of Nacelle and Aircraft Equipment Electrical Power Generator Piping to Cooler, P2T2 Probe.


                                       4.

                              ADDITIONAL EQUIPMENT
                          Available at Increased Price

      Shipping Stand
      Engine Condition Monitoring Instrumentation
      Storage Bag

      Items of ADDITIONAL EQUIPMENT should be ordered at the time of Engine procurement in order to assure availability of this equipment at the time of Engine shipment.

                                  GENERAL NOTES

      The specified Sea Level Static Ratings are ideal and are based on US Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

      Takeoff rating is the maximum thrust certified for takeoff operation. The specified takeoff thrust is available at and below ISA + 56oF (+31oC) ambient temperature.

      Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 18oF (+10oC) ambient temperature.

      Maximum Climb Rating is the maximum thrust approved for normal climb operation.

      Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

      Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

      The Electrical Power Generator Fuel Cooled Oil Cooler and any drains, brackets and Electrical Power Generator piping, and other external hardware supplied with the Engine are certified by the FAA-NER to FAR Part 33 requirements.

                                   EXHIBIT C-3
                    V2500 TURBOFAN ENGINE MODEL SPECIFICATION

      FAA Commercial Type Certificate E40NE     Model V2533 - A5
                                                Spec. No. IAE S33A5


                                       5.

                            SEA LEVEL STATIC RATINGS

             (With Ideal Inlet and Exhaust Systems - See GENERAL NOTES)

                                                              Net
                                                            Thrust
                                                              lb
                                                --------------------------------
      Takeoff Rating                                        31,400
      Maximum Continuous Rating                             26,950


                                   DESCRIPTION

      Type - An axial flow, two spool, turbofan engine with fan and multistage compressors driven by multistage reaction turbines and designed for operation with fixed area mixed exhaust system.

      Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

                                  FUEL AND OIL

      Fuel - Specification MIL-T-5624, MIL-T-83133 or ASTM-D-1655
      Oil - Specification MIL-L-23699 Type II
      Oil Consumption, Maximum (As measured over a 10-Hour Period) 0.15 US gal/hr

                               STANDARD EQUIPMENT
                            Included in Engine Price
                     (Partial List Comprised of Major Items)

                         FUEL SYSTEM AND CONTROL SYSTEM:

      LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Relay Box, Electronic Engine Control (EEC), Dedicated Generator, P4.9 Sensors and Manifold, Fuel Metering Unit, Fuel Supply Pipe, Fuel Nozzles.

                                IGNITION SYSTEM:

      Ignition Exciter, Igniter Plug, Ignition Lead (2 each) (without power source).

                                   AIR SYSTEM:

      No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids, HPT Cooling Valve and Solenoid.


                                       6.

                            ENGINE INDICATING SYSTEM:

      Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box, No. 4 Bearing Scavenge Pressure Transducer, Fuel Filter and Scavenge Differential Pressure Switches, Scavenge Oil Temperature Sensor, Oil Pressure Transmitter, Low Oil Pressure Switch, Vibration Transducers and Harness, Oil Quantity Transmitter, Magnetic Chip Detectors, Fuel Flowmeter.

                                   OIL SYSTEM:

      Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, Electrical Power Generator Fuel Cooled Oil Cooler.

                                 MISCELLANEOUS:

      EEC Harnesses - Fan and Core, Ignition Supply Harness, General Service Harness, Nose Spinner, Core Fuel Drains, Airframe Accessory Mounting Pads and Drives, Various Brackets on working flanges for attachment of Nacelle and Aircraft Equipment Electrical Power Generator Piping to Cooler, P2T2 Probe.

                              ADDITIONAL EQUIPMENT
                          Available at Increased Price

      Storage Bag
      Shipping Stand
      Engine Condition Monitoring Instrumentation

      Items of ADDITIONAL EQUIPMENT should be ordered at the time of Engine procurement in order to assure availability of this equipment at the time of Engine shipment.

                                  GENERAL NOTES

      The specified Sea Level Static Ratings are ideal and are based on US Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

      Takeoff rating is the maximum thrust certified for takeoff operation. The specified takeoff thrust is available at and below ISA + 27oF (15oC) ambient temperature.

      Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 18oF (10oC) ambient temperature.

      Maximum Climb Rating is the maximum thrust approved for normal climb operation.

      Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.


                                       7.

      Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

      The Electrical Power Generator Fuel Cooled Oil Cooler and any drains, brackets and Electrical Power Generator piping, and other external hardware supplied with the Engine are certified by the FAA-NER to FAR Part 33 requirements.


                                       8.

                                    EXHIBIT D
                                 PRODUCT SUPPORT


                                       1.

                                 PRODUCT SUPPORT
                              FOR THE V2500 ENGINE
                        IAE INTERNATIONAL AERO ENGINES AG


                                       2.

                                    EXHIBIT D
                                 PRODUCT SUPPORT
                              FOR THE V2500 ENGINE
                        IAE INTERNATIONAL AERO ENGINES AG


I.    INTRODUCTION

      International Aero Engines AG (IAE) will make the following support personnel and services available to the V2500 engine customer: Flight Operations Engineering, Customer Performance Engineering, Field Representatives, Customer Maintenance Support, Product Support Engineering, Powerplant Maintenance Engineering, Field Operations Data Analysis, Human Engineering, Repair Services, Warranty Administration, Maintenance Facilities Planning, Tooling and Support Equipment Services, Product Support Technical Publications, Customer Training, Spare Parts Support and Engine Overhaul and Repair Service Centers.

      To make these support services readily available to you, our customer, in the most efficient manner the Customer Support Group has been established and assigned primary responsibility within IAE for customer contact and communications. A Manager, Customer Support Engineer is assigned to maintain direct liaison with each individual Customer. A description of the various product support services available to each customer follows.

      IAE reserves the right to withdraw or modify the services described herein at any time at its sole discretion. No such withdrawal or modification shall diminish the level of services and support which the Customer may be entitled to receive with respect to V2500 engines for which an acceptable order has been placed with IAE or with respect to aircraft with installed V2500 engines for which a firm and unconditional order has been placed with the aircraft manufacturer, prior to the announcement of any such withdrawal or modification.

II.   CUSTOMER SUPPORT GROUP

      CUSTOMER SUPPORT MANAGER

            The Customer Support Manager provides a direct liaison between the airline customer's Engineering, Maintenance, Logistics and Financial organizations and the corresponding functions within IAE. The Customer Support Manager assigned to each airline is responsible for coordinating and monitoring the effort of the Product Support Department functional organization to achieve timely and responsive support for the airline.

      The Customer Support Manager provides the following specific services to the airline customer:

                  -     Technical recommendations and information.

                  - Refurbishment, Modification and Conversion program planning assistance.


                                       3.

      - Coordination of customer repair, maintenance and logistics requirements with the appropriate Product Support functional groups.

      - Assist with preparation of all engine warranty/service policy claims as may be requested by AWA.

            The Customer Support Manager will represent the airline customer in IAE internal discussions to ensure that the best interests of the customer and IAE are considered when making recommendations to initiate a program, change or improvement in the V2500 engine.

      FIELD REPRESENTATIVES

      IAE Field Representatives provide the following services to the airline customer:

            -     24 Hour Support

            -     Maintenance Action Recommendations

            -     Daily Reporting on Engine Technical Problems

            - On-The-Job Training to include hands-on maintenance task as requested by AWA

            -     Service Policy Preparation Assistance

            -     Prompt Communication with IAE

            In addition to the two full time dedicated IAE Field Representatives already identified, IAE will work with AWA, once AWA outstation requirements are identified, to establish a Customer Support Plan to provide adequate introductory coverage for the V2500.

      ENGINE MAINTENANCE SUPPORT SERVICE

      Field Representatives assist airline customer personnel in the necessary preparation for engine operation and maintenance. The Representative, teamed with Customer Support Manager will work closely with the airplane manufacturer's field support team particularly during the initial period of aircraft operation. Field Representatives are in frequent contact with the IAE offices on technical matters. Information and guidance received from the home office is transmitted promptly to the airline which allows the airline to share in all related industry experience.

      The practice permits immediate use of the most effective procedures and avoidance of unsuccessful techniques. The IAE office contact ensures that IAE Field Representatives know, in detail, the latest and most effective engine maintenance procedures and equipment being used for maintenance and overhaul of V2500 engines. They offer technical information and


                                       4.

recommendations to airlines personnel on all aspects of maintenance, repair, assembly, balancing, testing, and spare parts support of IAE.

      ON-THE-JOB TRAINING

      Field Representatives will conduct on-the-job training for the airline's maintenance personnel. This training continues until the maintenance personnel have achieved the necessary level of proficiency. Training of new maintenance personnel will be conducted on a continuing basis.

      SERVICE POLICY ADMINISTRATION

      Field Representatives will provide administrative and technical assistance in the application of the IAE Engine and Parts Service Policy to ensure expeditious and accurate processing of airline customer claims.

      CUSTOMER TRAINING

      IAE Customer Training offers airline customers the following support:

            -     Technical Training at Purpose Built Facilities

            -     On-site Technical Training

            -     Technical Training Consulting Service

            -     Training Aids and Materials

      TRAINING PROGRAM

      The IAE Customer Training Center will have an experienced full-time training staff which conducts formal training programs for airline customers' maintenance, training and engineering personnel. The standard training programs are designed to prepare customer personnel, prior to the delivery of the first aircraft, to operate and maintain the installed engines. Standard courses in engine operation, line maintenance, heavy maintenance, performance and trouble-shooting are also available throughout the production life of the engine. The courses utilize the latest teaching technology, training aids and student handouts. Customer Training will coordinate the scheduling of specific courses as required. The following is the curriculum of standard courses for IAE. On-site technical training, technical training consulting services and customized courses may be provided upon customer request and subject to separate contractual arrangements.

      MAINTENANCE AND PROVISIONING PLANNER'S COURSE

      This two day course is designed specifically for experienced gas turbine personnel who will be responsible for planning and provisioning for maintenance on the V2500 engine. Discussions are concentrated in the following subject areas:


                                       5.

            -     Engine construction features internal and external hardware.

            - Engine systems operation, major components accessibility for removal/replacement.

            - Maintenance concepts, repair and replacement requirements and special tooling.

      The course is normally conducted in conjunction with two to three days of consultations with IAE Spare Parts personnel or Support Equipment Personnel to acquaint the customer with that Group's procedures and services including computerized services.

      STAFF ORIENTATION

      This course is designed to familiarize key staff, supervisory and operations planning personnel with engine construction features, fundamental systems operation, performance characteristics, operational procedures and general maintenance practices.

      FLIGHT CREW FAMILIARIZATION

      This course is designed to provide flight crew personnel with classroom familiarization training in the following subject areas:

            -     Basic Engine Design Features

            -     Engine Systems and Airframe Interface

            -     Ground Operational Procedures

            -     Malperformance Analysis Concepts

      V2500 GENERAL FAMILIARIZATION

      This course is designed to provide training for customer maintenance planning, engineering and instructor personnel in the following subject areas:

            -     Construction Features

            -     Applied Performance

            -     Engine Systems

            -     Installed/Uninstalled Operation

            -     Maintenance Concepts

            Note: This course contains no "hands-on" training.


                                       6.

      ENGINE TROUBLESHOOTING

      This course designed to develop the skills of V2500 experienced personnel in detecting, analyzing and correcting malfunctions in the V2500 engine systems and the engine/airframe interfaces. Classroom and shop training are provided in the following subject areas:

            -     Troubleshooting Philosophy

            -     Systems Review

            -     Systems Troubleshooting

            -     Systems/Component Isolation Procedures

            -     Performance Parameter Analysis

            -     Practical Application of Troubleshooting Procedures

      V2500 FAMILIARIZATION AND NON-FLIGHT PERFORMANCE

      This course is designed specifically for power plant engineering, condition monitoring and instructor personnel. Performance characteristics are studied in-depth with consideration given to basic performance losses attributable to module deterioration. It does not include specific, in-depth, module performance analysis.

      LINE MAINTENANCE AND TROUBLESHOOTING

      This course is designed for key line maintenance and troubleshooting personnel who have not received previous formal training on the V2500 engine. The classroom phases provide the student with the information essential for timely completion of line maintenance activities. The training focuses on the following subject areas:

            -     Engine Description

            -     Systems operation

            -     Applied Performance

            -     Ground Operations

            -     Troubleshooting Procedures

            -     Practical Phase Line Maintenance Tasks

      V2500 FAMILIARIZATION AND MODULAR MAINTENANCE

      Provides experienced heavy maintenance personnel with engine modular disassembly and assembly training. The training is concentrated in the following subject areas:


                                       7.

      -     Engine Description Overview

      -     Engine Systems Overview

      -     Heavy Maintenance Tasks*

      * Course duration and "hands-on" coverage are contingent on the availability of an engine and required tooling.

III.  CUSTOMER SERVICES

      The Customer Services Group is dedicated to providing prompt and accurate assistance to you, our V2500 airline customer. The Customer Services Group provides the following categories of Assistance and Support to the V2500 airline customer:

      -     Engine Warranty Services

      -     Maintenance Center Support

      -     Maintenance Facilities Planning Service

      -     Tooling and Support Equipment Services

      -     Product Support Technical Publications

      -     Lease Engine Program Support

      ENGINE WARRANTY SERVICES

      Engine Warranty Services will provide the following support for the V2500 engine airline customer:

      - Prompt administration of claims concerning Engine Warranty, Service Policy, other support programs and Guarantee Plans.

      -     Investigation of part condition and part failure.

      - Material provisioning administration for Controlled Service Use programs and other material support.

      PROMPT ADMINISTRATION

      Each airline customer is assigned a Warranty Analyst whose job is to provide individual attention and obtain prompt and effective settlements of Warranty and Service Policy claims. A typical claim properly submitted is generally settled, including issuance of applicable credit memo, within thirty days. Experience generated by much of the data derived from such claims often enables IAE to monitor trends in operating experience and to address and often eliminate potential problems.


                                       8.

      INVESTIGATION AND REPORTS

      Parts returned to IAE pursuant to the terms of the Service Policy are investigated in appropriate detail to analyze and evaluate part condition and cause of part failure. A report of findings is prepared and forwarded to the airline customer and to all IAE departments involved. In the case of vendor parts, the vendor is promptly informed. Reports often include recommendations to preclude repetition of the problem.

      CONTROLLED SERVICE USE PROGRAMS AND MATERIAL SUPPORT

      IAE shall assume responsibility for the planning, sourcing, scheduling and delivery of Controlled Service Use material, warranty replacement material, service campaign, material and program support material subject to the terms of special contracts with customers.

      Urgent customer shipments, both inbound and outbound, are monitored, traced, routed and expedited as required. The receipt and movement of customer owned material returned to IAE is carefully controlled, thus assuring an accurate accounting at all times.

      MAINTENANCE CENTER SUPPORT

      IAE will arrange for the establishment of Maintenance Centers which will be available to accomplish repairs, modifications and conversions, as well as the complete overhaul of the V2500 engine subject to IAE's standard terms and conditions for such work.

      Through the use of the IAE established Maintenance Centers and its capabilities, an operator can minimize or eliminate the need for investment in engine support areas depending on the level of maintenance he elects the Maintenance Center to perform. Savings in specific engine support areas, such as spare parts inventory, maintenance and test tooling, support equipment and test facilities, can be demonstrated. Use of the Maintenance Center can also minimize the need for off-wing maintenance and test personnel with their associated overhead.

      MAINTENANCE FACILITIES PLANNING SERVICE

      Maintenance Facilities Planning Service offers the following support to IAE customer:

            -     General Maintenance Facility Planning Publications

            -     Customized Facility Plans

            -     Maintenance Facility and Test Cell Planning Consultation
Services

      Maintenance Facilities Planning Service provides general and customized facility planning data and consultation services. Facility Planning Manuals for the V2500 engine will present the maintenance tasks, facility equipment and typical departments floor plans showing arrangement of equipment required to accomplish the tasks for all levels of maintenance. The Facility Equipment Manual is a catalogue of standard facility equipment such as lathes, process tanks, hoists, cranes, etc., which is suitable for use in the maintenance and testing of IAE engines.


                                       9.

      Customized facility planning services and consulting services are offered subject to separate contractual arrangements. Customized facility plans are developed to meet the requirements of customers' specific fleet sizes, activities and growth plans. The plans identify floor space, facility equipment, utilities and manpower requirements. on-site surveys are conducted as a part of customized plan development to determine the adaptability of existing facilities and equipment for the desired maintenance program. These plans provide floor plan layouts to show recommended locations for work stations, major equipment, marshaling and storage areas, workflow patterns, and structural and utility requirements to accommodate all the engine models that are maintained in the customer's shop. The Maintenance Facilities Planning Service also provides consultant services which are specifically related to the development of engine test cells, and the adaptation of existing maintenance facilities to accommodate expanding production requirements and/or new or additional IAE models.

      TOOLING AND SUPPORT EQUIPMENT SERVICES

      The Tooling and Support Equipment Services Group assists the customer by providing the following services:

      -     Support Equipment Manufacturing/Procurement Documentation

      - Engine Accessory Test Equipment and Engine Transportation Equipment Specifications

      -     Support Equipment Logistics Planning Assistance

      SUPPORT EQUIPMENT DOCUMENTATION

      The tooling and Support Equipment Services Group designs the special support equipment required to disassemble, assemble, inspect, repair and test IAE engines. Special support equipment design drawings and Support Equipment Master Data Sheets, which describe how to use the support equipment, are supplied to customers in the form of 35mm aperture cards. Support equipment designs are kept current with engine growth, and tool Bulletins are issued to customers as part of continuing configuration management service. Updated Design and Master Data Sheets Aperture Cards and Tool Bulletins are periodically distributed to all IAE customers.

      ENGINE ACCESSORY TEST EQUIPMENT AND ENGINE TRANSPORTATION EQUIPMENT REQUIREMENTS

      Engine accessory test equipment and engine transportation equipment general requirements and specifications are defined and made available to IAE customers. If requested, the Tooling and Support Equipment Group will assist customers in the definition of engine accessory test and engine transportation equipment required for specific IAE needs.


                                      10.

      SUPPORT EQUIPMENT LOGISTICS PLANNING ASSISTANCE

      The Tooling and Support Equipment Group will provide, at the customer's request, special support equipment lists which reflect the customer's unique requirements such as mix of engine models and desired level of maintenance to aid in support equipment requirements planning.

      PRODUCT SUPPORT TECHNICAL PUBLICATIONS

      IAE and its subcontractors provide the required publications and maintenance information as described below to support the maintenance and modification requirements of the airline customer. The publications are prepared in general accordance with Air Transport Association of America (ATA) Specification No. 100 and will be available to the airline customer prior to the delivery of the first aircraft. Customization services and media options will be available for procurement at established prices.

      ON-WING MAINTENANCE DATA

      IAE supplies the airplane manufacturer with all the necessary information required to perform "On-Aircraft" engine maintenance, troubleshooting, and servicing. This information is developed through close coordination between the airplane manufacturer and IAE and is integrated by the airplane manufacturer into his maintenance publications.

      TECHNICAL PUBLICATIONS

      Listed and described below are the publications that will be provided to support the airline customer's maintenance program:

      ENGINE MANUAL

      The Engine Manual is a document which will be structured in accordance with ATA 100 section 2-13-0 with JEMTOSS applied in accordance with section 2-13-14. Potential customer applications will be applied. The manual will provide in one place the technical data requirements for information needed to maintain the engine and the maximum potential number of parts that could, regardless of design responsibility, remain with the engine when it is removed from the airplane. Additionally the manual shall include coverage of interrelated parts (e.g. thrust reverser, cowlings, mounts, etc.) that whilst they can stay with the airplane when the engine is removed can be removed for maintenance purpose in lieu of individual component maintenance manuals.

      Customized Engine Manuals can be prepared to incorporate customer originated material related to data or procedures originated by or peculiar to a specific IAE customer. Such customized Manuals are provided by separate contractual arrangements. Customer material authorized by the appropriate Airworthiness Authorities can be incorporated into customized Manuals and will be identified in the margin by the customer's initials.


                                      11.

      STANDARD PRACTICES MANUAL

      The Standard Practices Manual supplements the Engine Manual by providing, in a single document, all IAE recommended or approved general procedures covering general torques, riveting, lockwiring, cleaning policy, inspection policy standard repairs, etc., and marking of parts.

      ILLUSTRATED PARTS CATALOG

      The Illustrated Parts Catalog will be structured in accordance with ATA 2-14-0 and is a document which is used in conjunction with the Engine Manual for the identification and requisitioning of parts and assemblies. Its ATA structure is to be compatible with the Engine Manual Structure. Additionally the manual shall include coverage of interrelated parts (e.g. thrust reverser, cowlings, mounts, etc.) that whilst they can stay with the airplane when the engine is removed can be removed for maintenance purpose in lieu of individual component maintenance manuals.

      IAE PROPRIETARY COMPONENT MAINTENANCE MANUALS

      These manuals will be structured in accordance with ATA 2-5-0 and will cover data for chapters other than 71, 72, and 78.

      SUBCONTRACTOR COMPONENT MAINTENANCE MANUALS

      These manuals will be structured in accordance with ATA 2-5-0 and are prepared directly by the accessory manufacturers. All accessory data is subject to IAE prepublication review and approval.

      ENGINE AND ACCESSORY COMPONENT SERVICE BULLETINS

      Each Engine and Accessory Component Service Bulletin will be produced in accordance with ATA 2-7-0. They will cover planning information, engine or component effectivity, reason for Bulletin, recommended compliance, manpower requirements, and tooling information relating to parts repair or modification. Subcontractor prepared Accessory Component Service Bulletins are reviewed by IAE prior to issuance. Alert Service Bulletins will be issued on all matters requiring the urgent attention of the airline customer and will generally be limited to items affecting safety. The Bulletin will contain all the necessary information to accomplish the required action.

      OPERATING INSTRUCTIONS

      Engine operating instructions are presented in the form of General Operating Instructions supplemented by V2500 Specific Engine Operating Instructions which provide operating information, procedures, operating curves and engine limits.


                                      12.

      FACILITIES PLANNING AND FACILITY EQUIPMENT MANUALS

      The Facilities Planning Manual outlines the requirements for engine/component overhaul, maintenance, and test facilities in terms of basic operations, processes, time studies and equipment. The Facility Equipment Manual lists and describes the facility equipment used for engine maintenance, overhaul and repair.

      SUPPORT EQUIPMENT NUMERICAL INDEX

      The Indexes, prepared for each major engine model, provide a listing, in numeric sequence, by maintenance level, of all IAE ground support equipment required to maintain and overhaul the engine. The Listings are cross-indexed to the applicable engine dash model and to the chapter and section of the Engine Manual.

      PUBLICATIONS INDEX

      This index contains a listing of available technical manuals covering components of the V2500 Nacelle.

      SERVICE BULLETIN INDEX

      This index will be in a format and on a revision schedule as determined by IAE.

      COMPUTER SOFTWARE MANUAL

      Data, will be supplied in accordance with ATA 102 revision 2 except where such data are prohibited due to proprietary or Government restrictions.

      REVISION SERVICES

      Regular, temporary, and "as required" revisions to technical publications will be made during the service life of IAE equipment. The utilization of advanced techniques and equipment provides the airline customer with expedited revision service.

      DISTRIBUTION MEDIA OPTIONS

      IAE will provide IAE technical publications to the airline customer on roll microfilm at 24:1 reduction or magnetic tape. Media options such as microfilm at 36:1 reduction, microfiche, and two side or one-sided paper copy of reproducible quality will be available for procurement at established prices.

      LEASE ENGINE PROGRAM SUPPORT

      An engine lease program will be made available to V2500 Airline Customers subject to IAE's standard terms and conditions of lease. Pool spares will be stationed at selected locations to assure emergency protection against aircraft-on-ground (AOG) situations or to provide supplemental support during "zero spares" conditions. The lease engines will be incorporate the highest maintenance standards and configuration levels. Availability will be subject to prior


                                      13.

demand, however, the program logistics will be continually reviewed to assure the most effective deployment of available pool engines.

IV.   TECHNICAL SUPPORT GROUP

      The Technical Support Group provides the following categories of Technical Support to the airline customer:

      -     Product Support Engineering

      -     Powerplant Maintenance Engineering

      -     Customer Performance Engineering

      -     Diagnostic System Engineering

      -     Human Engineering

      -     Flight Operations Engineering

      -     Repair Services

      -     Field Operations Data Analysis

      PRODUCT SUPPORT ENGINEERING

      Product Support Engineering is responsible for the overall technical support to the customers. The following services are provided:

      -     Technical Problem Identification/Corrective Action Implementation

      -     Technical Communication

      -     Engine conversion Program Definition and Management

      -     Engine Upgrade and Commonality Studies

      -     Engine Hardware Retrofit Programs

      -     Controlled Service Use Programs and Material Support

      -     Engine Maintenance Management Plans

      -     Engine Incident Investigation Assistance

      TECHNICAL SUPPORT

      Technical information supplied through IAE Field Representatives, Customer Support Managers, customer correspondence and direct meetings with airlines' representatives permits


                                      14.

assessment of the factors involved in technical problems and their impact on engine reliability and operating costs. Resolution of these problems is coordinated with responsible groups within IAE and the necessary corrective action is defined. In certain situations the corrective action involves the establishment of Service Evaluation programs for proposed modifications, and the establishment of warranty assistance programs in conjunction with the IAE Warranty Administration Department. Product Support Engineering will assist customers in the implementation of recommended corrective action and improvements principally through official IAE technical communications, and direct customer contact.

      TECHNICAL COMMUNICATIONS

      Product Support Engineering is responsible for the release of technical communications. Primary communication modes involves release of limits and procedures through engine and maintenance manual revisions and the requirements associated with engine upgrade and/or conversion, durability and performance improvements, and problem resolution through Service Bulletins is provided by All Operator Letters and/or wires or direct technical written response to individual customer inquiries.

      ENGINE CONVERSION PROGRAMS

      Product Support Engineering defines minimum configuration levels for conversion of service engine models. They serve to assist the customer with the implementation of conversion programs into existing fleets by providing preliminary planning cost estimates and technical planning information regarding tooling, material and instructional requirements. Conversion programs are monitored for problem areas and Product support Engineering initiates and implements corrective action as may be necessary.

      ENGINE HARDWARE RETROFIT PROGRAMS

      Engine campaigns are carried out to provide retrofit of engine hardware configuration when required on delivered engines. This involves assisting in the marshaling of hardware, special tools, manpower and the scheduling of engine and material to campaign sites.

      ENGINE MAINTENANCE MANAGEMENT PLANS

      Planning documents, tailored for individual operators, are developed to serve as Engine Maintenance Management Program criteria. These are directed toward the objective of ensuring cost-effective operation with acceptable post-repair test performance, providing engine reliability to achieve maximum time between shop visits, and minimizing the adverse effects to operation of inflight shutdowns and delays/cancellations. Through the institution of specific maintenance recommendations, proper engine performance, durability, and hot section parts lives can be achieved.

      ENGINE INCIDENT INVESTIGATION ASSISTANCE

      Assistance is provided to an airline in conducting engine incident investigations in responding to the requirements of the appropriate Air Worthiness authority.


                                      15.

         LINE MAINTENANCE AND TROUBLESHOOTING

         Line Maintenance and Troubleshooting Seminars can be conducted at the IAE Training Center with the objective of improving line maintenance effectiveness fleetwide. Specialized training on V2500 line maintenance and troubleshooting can be provided through on-site workshops by special contractual arrangement.

         Troubleshooting support is provided primarily through powerplant troubleshooting procedures which are published in IAE and airframe manufacturers manuals. When an airline encounters an engine problem and corrective action taken has not been effective, more direct support in troubleshooting and maintenance can also be provided to the customers line maintenance personnel. Instructions on V2500 powerplant troubleshooting and maintenance can also be provided to customers line maintenance personnel.

         AIRLINE SHOP MAINTENANCE

         Reviews of shop practices and procedures of individual airlines can be conducted to determine the most efficient and cost-effective methods for maintenance and repair of the V2500 in the environment in which the airline must maintain that engine.

         POWERPLANT MAINTENANCE ENGINEERING

         Powerplant Maintenance Engineering covers responsibility for maximizing engine maintainability, establishing maintenance concepts and requirements and providing maintenance support plant for IAE. This group provided the following services:

         -        Definition of Maintenance Tasks and Resource Requirements

         -        Planning Guides

         MAINTENANCE ENGINEERING

         Powerplant Maintenance Engineering conducts design reviews and comprehensive maintenance analysis of new engine designs and engine design changes to maximize engine maintainability consistent with performance, reliability, durability and life cycle cost considerations. Maintenance concepts, requirements and tasks are established to minimize maintenance costs. This group represents the customer's maintainability interests in internal IAE operations and upon request will assist the customer in resolving specific maintenance task problems.

         PROGRESSIVE MAINTENANCE PLANNING

         Powerplant Maintenance Engineering also provides Planning Guides based upon Maintenance Task Analysis. The guides present engine maintenance requirements, their subordinate tasks and the required resources to accomplish on-aircraft engine maintenance and the off-aircraft repair of engines by modular section/build group replacement. Maintenance requirements are also presented for the refurbishment of modular section/build group by parts replacement, the complete repair of parts, the refurbishment of accessory components and for


                                      16.

engine testing. The data in the Planning Guides is presented in a manner that is primarily intended to assist new operators by providing a phased introduction of new engines into their shops and to capitalize on the design maintainability features for the engine when they are developing their maintenance plans.

         Powerplant Maintenance Engineering will assist new operators in planning a gradual, technically feasible, and economically acceptable expansion from line maintenance of installed engines through the complete repair of parts and accessory components.

         CUSTOMER PERFORMANCE ENGINEERING

         Customer Performance Engineering provides for the following types of technical assistance to the airline customer:

         -        Engine Performance Analysis Computer Programs for Test Cell
Use

         -        Test Cell Correlation Analysis and Correction Factors

         -        Engine Stability Procedures and Problem Analysis

         Although much of the above support is provided in the form of procedures, data and recommendations in various publications, the group also answers inquiries of a performance nature which are forwarded to IAE by individual customers.

         ENGINE PERFORMANCE ANALYSIS

         Technical support is provided in a number of areas related to operational suitability including the development of the test requirements and performance limits for the Adjustment and Test Section of the Engine Manual. Computer programs that will assist the operator in analyzing engine performance using test cell data can be provided subject to IAE then current standard license fees and Terms and Conditions.

         TEST CELL CORRELATION

         Technical assistance is provided to the customer for developing appropriate corrections to be used for specific test configurations at customer owned test cell facilities. Reports are provided presenting correlation analyses and IAE recommended test cell corrections which permit comparison of the performance of customer tested engines with the respective Engine Manual limits and guarantee plan requirements.

         ENGINE STABILITY

         Technical support is provided to ensure that engine stability and starting reliability are maintained. Service evaluation programs for proposed improvements are initiated and monitored to determine their effectiveness. In addition, problems relating to engine control systems which impact engine stability and performance are analyzed.



                                      17.

         DIAGNOSTIC SYSTEMS ENGINEERING

         Diagnostic Systems Engineering is responsible for the technical support of customer acquisition of inflight engine data and the assessment of engine performance through the use of that data. Diagnostic Systems Engineering personnel provide the following services:

         - Guidance to help customers define their engine monitoring system requirements.

         - Development of hardware specifications and computer programs (by separate contractual arrangement) to satisfy engine diagnostic requirements.

         -        Coordination of all IAE airborne diagnostic support activity.

         GUIDANCE IN DEFINING ENGINE MONITORING SYSTEMS REQUIREMENTS

         Diagnostic Systems Engineering can provide consultation services to assist the customer in defining his engine condition and performance monitoring requirements and in selection of appropriate hardware and software systems to meet those requirements and options between the customer, airframe manufacturer, and Airborne Integrated Data System (AIDS) manufacturer.

         DEVELOPMENT AND COORDINATION

         Diagnostic Systems Engineering personnel can develop hardware specification and make computer software available to accomplish Engine Condition Monitoring (ECM) and performance analysis of engine modules using AIDS data. Engine condition monitoring procedures, of both the manual and computerized variety can also be developed and provided in support of the customer's selected method of engine condition monitoring. Computer software will be provided to the customer subject to IAE's then current standard license fees and Terms and Conditions.

         Diagnostic Systems Engineering personnel also coordinate activities of cognizant functional groups at IAE to provide engine related information to the customer, airframe manufacturer, and AIDS equipment vendor during the planning, installation, and operation of AIDS.

         HUMAN ENGINEERING

         Human Engineering supplies data on task time and skill requirements necessary for accomplishing maintenance procedures.

         Task data provided includes estimates of the man-hours, elapsed time and job skills necessary to accomplish maintenance tasks as described in IAE's Manual and Service Bulletins. Data is supplied for "on" and "off" aircraft maintenance tasks up to modular disassembly/assembly. Additional selected task data can be supplied on disassembly/assembly to the piece part level and on parts repair. In addition, the group can help solve problems related to skill requirements, body dimensions, or excessive man-hours encountered in accomplishing maintenance tasks.



                                      18.

         FLIGHT OPERATIONS ENGINEERING

         Flight Operations Engineering provides the airline customer with the following technical assistance concerning installed engine operations:

         -        Introduction of new equipment

         -        Problem resolution and assistance with in-service equipment

         -        Contractual commitment and development program support

         - Publication of engine operations literature and performance aids

         NEW EQUIPMENT

         In accordance with customer needs, a Flight Operations Engineer can provide on-site assistance in the training of operations personnel and help in solving engine operational problems that might arise during the initial commercial service period. Such assistance can include participation in initial delivery flights, engine operational reviews, and flight crew training activity.

         PROBLEM RESOLUTION - IN-SERVICE EQUIPMENT

         In accordance with a mutually agreed upon plan, a Flight Operations Engineer can perform cockpit observations to identify or resolve engine operating problems and to assess installed engine performance.

         CONTRACTUAL SUPPORT AND DEVELOPMENT PROGRAMS

         As required, a Flight Operations Engineer can assist in evaluating installed engine performance relative to contractual commitments and engine improvements which have an impact on engine operations.

         PUBLICATION SUPPORT

         Flight Operations Engineering is responsible for the issuance of Propulsion System Operating Instructions and correspondence pertaining to inflight engine operations. Such material is coordinated with the airframe manufacturers as required.

         Special Presentations and Reports are also issued, as required, to support the activity described above.

         REPAIR SERVICES

         Repair Service provides the following services to the airline customers:

         -        Coordinated Repair Development Activity

         -        Customer Assistance on Repair Procedures and Techniques



                                      19.

         -        Qualification of Repair Sources

         -        Repair Workshops

         -        Repair Development List

         COORDINATION OF REPAIR DEVELOPMENT

         The Repair Services Engineer provided direct contact with all sources that initiate repair schemes. The Engineer coordinates with representatives of Engineering and Support Services disciplines in identifying repair needs, evaluating various repair options and establishing repair development procedures and schedules. The Engineer participates in setting repair evaluation and approval requirements. When the repair is approved and substantiating data is documented, the Repair Services Engineer releases the repair to the Engine Manual.

         TECHNICAL ASSISTANCE

         The Repair Services Engineer provides daily communications with airline customers via technical responses to inquiries direct from the airline or through our Field Service Representative office at the airline facility. In addition, repair engineer make periodic visits to airline repair facilities to discuss new repairs under development, answer specific questions posed by the particular facility and review actual parts awaiting a repair/scrap decision. Occasionally repair engineers make special visits to customer facilities to assist in training customer personnel in accomplishing particularly complex repairs.

         QUALIFICATION OF REPAIR SOURCES

         The Repair Services Engineer coordinates the qualification of repair sources for repairs proprietary to IAE or to an outside repair agency. They also perform a review of the qualifications of repair sources for critical, non-proprietary repairs for which a source demonstration is deemed necessary. The group participates in negotiation of the legal and business agreements associated with these qualification programs.

         FIELD OPERATIONS DATA ANALYSIS

         The following information is available to the airline customer from the Field Operations Data Analysis organization:

         -        Composite Engine Parts List

         -        Industry Item Lists

         -        Service Bulletin Incorporation Lists

         -        Operating Experience Reports



                                      20.

         COMPOSITE ENGINE PARTS LIST

         The Composite Engine Parts List, a compilation of all saleable and nonsaleable engine parts incorporated in production engines, describes the configuration of each engine and identifies those engine parts for which engineering changes, service bulletins and service instructions have been issued.

         INDUSTRY ITEM LISTS

         An Industry Item List, consisting of a computer retrievable magnetic tape and a hard copy printout, is provided after delivery of each new engine to identify specific parts by part number and serial number which the airline customer may choose to monitor during the engine operational life. Listed parts represent approximately 80 percent of engine total value.

         SERVICE BULLETIN INCORPORATION LISTS

         Lists are provided that identify all Service Bulletins which were not incorporated and, separately, those which were incorporated during initial build of each new engine.

         OPERATION EXPERIENCE REPORTS

         IAE will maintain a V2500 Operational Data base from which selected engine operations and reliability summary reports will be developed and made available on a scheduled basis to each airline customer. Data reported by IAE Field Representatives serve as input to this data base. This computerized data maintenance and retrieval system will permit:

         - A pooling and exchange of service experience for the benefit of the entire airline industry.

         -        A common statistical base.

         - The selective querying of computer data files for answers to customer inquiries.

         In addition to providing operations and reliability reports, the Operating Experience Data Base serves in-house programs directed at improving engine design and enhancing overall customer support, including spare parts provisioning and warranty administration.

V.       SPARE PARTS GROUP

         SPARE PARTS SUPPORT

         The Spare Parts Group provides the following categories of spare parts support to airline customers:

         -        Individual Customer Account Representatives

         -        Provisioning

         -        Planning



                                      21.

         -        Order Administration

         -        Spare Parts Inventory

         -        Effective Expedite Service

         -        Worldwide Distribution

         ACCOUNT REPRESENTATIVE

         An Account Representative is assigned to each customer using IAE equipment. This representative provides individualized attention for effective spare parts order administration, and is the customer's interface on all matters pertaining to new part planning and procurement. Each representative is responsible for monitoring each assigned customer's requirements and providing effective administrative support. The Account Representatives are thoroughly familiar with each customer's spare parts ordering policies and procedures and are responsible for ensuring that all customer new parts orders are processed in an effective manner.

         SPARE PARTS PROVISIONING PLANNING

         Prior to delivery of the first new aircraft to an airline customer, preplanning discussions will be held to determine the aircraft/engine program, and engine spare parts provisioning and order plans. Mutually agreed upon provisioning target dates are then established and on-time completion tracked by the Customer Account Representative with the assistance of logistics specialists in Spare Parts Provisioning and Inventory Management. Meetings are held with airline customers at a mutually agreeable time to review suggested spare parts provisioning lists prepared by spare parts Provisioning. These lists are designed to support each customer's particular fleet size, route structure and maintenance and overhaul program.

         ORDER ADMINISTRATION

         IAE subscribes to the general principles of Air Transport Association of America (ATA) Specification No. 200, Integrated Data Processing - Supply. The procedures of Air Transport Association of America (ATA) Specification No. 200 may be used for Initial Provisioning, (Chapter II) Order Administration (either Chapter III or Chapter VI) Invoicing (Chapter IV).

         A spare parts supply objective is to maintain a 90 percent on-time shipment performance record to our published lead times. The lead time for replenishment spare parts is identified in the IAE spare Parts Price Catalog. Initial provisioning spare parts orders should be placed at least six months prior to required delivery, while conversions and major modifications require full manufacturing lead times.

         The action to be taken on emergency requests will be answered as follows:

         - Aircraft-On-Ground (AOG) - within four hours (in these instances every effort is made to ship immediately).



                                      22.

         - Critical (Imminent Aircraft-On-Ground (AOG) or Work Stoppage) -- Within 24 hours.

         - Stock Outage -- Within seven working days (these items are shipped as per customer request).

         SPARE PARTS INVENTORY

         To ensure availability of spare parts in accordance with published lead time, spare parts provisioning maintains a modern, comprehensive requirements planning and inventory management system which is responsive to changes in customer demand, special support programs and engineering design. Organized on an engine model basis, this system is intended to maintain part availability for delivery to customers consistent with published lead times.

         A majority of parts in the spare parts inventory are continually controlled by an Automatic Forecasting and Ordering System. Those parts which do not lend themselves to automatic control due to supercedure, unusual usage or conversion requirements are under the direct manual control of Spares Planning personnel. As additional protection against changes in production lead time or unpredicted demand, certain raw materials are also inventoried. Successful inventory management is keyed to accurate requirements planning. In support of the requirements planning effort, a wide ranging data retrieval and analysis program is offered. This program concerns itself both with the customer logistics and technical considerations as follows:

         - Forecasts of life limited parts requirements are requested and received semi-annually from major customers.

         - Engine technical conferences are held frequently within IAE to assess the impact of technical problems on parts.

         - For a selected group of parts a provisioning conference system is offered which considers actual part inventory change, including usage and receipts, as reported monthly by participating customers.

         INITIAL PROVISIONING PARTS BUY-BACK

         IAE offers an initial provisioning parts buy-back service, the details of which are contained in individual customer spare parts contracts.

         PACKAGING

         All material is packaged in general compliance with Air Transport Association of America (ATA) Specification No. 300.

         WORLD AIRLINE SUPPLIERS' GUIDE

         IAE subscribes to the supply objectives set forth in the World Airlines Supplier's Guide published by the Air Transport Association of America (ATA).



                                      23.

         IAE requires that its proprietary component vendors also perform in compliance with the precepts of the World Airline Suppliers' Guide.

VI.      BUSINESS SUPPORT GROUP

         CUSTOMER MAINTENANCE SUPPORT

         This Service provides the following services to airline and engine maintenance shop customers:

         -        Engine Reliability and Logistics Cost Forecasts

         -        Logistics Support Studies

         ENGINE RELIABILITY AND ECONOMIC FORECASTS

         Engine reliability and economic forecasts in the forms of predicted shop visit rates and maintenance costs can be provided to reflect the airline customers' operating characteristics. Additionally, various analyses can be conducted to establish life probability profiles of critical engine parts, and to determine optimum part configuration and engine operating procedures.

         LOGISTICS SUPPORT STUDIES

         As required, logistics studies are conducted to assist in the planning of engine operational support. Such studies may include spare engine and spare module requirements forecasts, level of maintenance analyses, engine type economics evaluations and life cycle cost estimates.




                                      24.

                                   EXHIBIT E-1

                                       IAE
                          INTERNATIONAL AERO ENGINES AG
                      V2500 ENGINE AND PARTS SERVICE POLICY

         This Engine and Parts Service Policy ("Service Policy") is a statement of the terms and conditions under which IAE International Aero Engines AG ("IAE") will grant AWA certain Allowances and adjustments in the event that Parts of its new V2500 Engines suffer Failure in Commercial Aviation Use, or in the event that a Parts Life Limit is established or reduced. This Service Policy becomes effective for AWA's first new V2500 Engine.

         This Service Policy is divided into seven sections:

         Section I describes the Credit Allowances which will be granted should an Engine suffer a Failure.

         Section II describes the Credit Allowances which will be granted should a Primary Part Suffer a Failure.

         Section III lists the Class Life for those Primary Parts for which Credit Allowances will be granted.

         Section IV describes the Credit Allowances which will be granted when the establishment or reduction of a Parts Life Limit is mandated.

         Section V describes the Credit Allowances and adjustments which will be granted when IAE declares a Campaign Change.

         Section VI contains the definitions of certain words and terms used throughout this Service Policy. These words and terms are identified in the text of this Service Policy by the use of initial capital letters for such words and terms.

         Section VII contains the general conditions governing the application of this Service Policy.

I.       ENGINE FAILURE CREDIT ALLOWANCES

         A.       FIRST RUN ENGINE, MODULE AND PART

                  1. A First Run Engine is an Engine with 3,000 hours or less Engine Time, a First Run Module is a Module with 3,000 hours or less Module Time, and a First Run Part is a Part with 3,000 hours or less Parts Time operating in a First Run Engine or a First Run Module.


                                       1.

                  2. If a First Run Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also a First Run Part, IAE will grant to AWA:

                           a.       A 100 percent Parts Credit Allowance for any
First Run Part Scrapped, or

                           b.       A 100 percent Labor Credit Allowance for any
First Run Part Repair.

                  3. If such Damage of a First Run Part requires the removal of the Engine or a Module from the Aircraft, IAE will, in addition to Subparagraph A.2. above, grant to AWA:

                           a.       A 100 percent Labor Credit Allowance for
disassembly, reassembly and necessary testing of the Engine or Module requiring Reconditioning as a result of such Damage of the First Run Part, and

                           b.       A 100 percent Parts Credit Allowance for
those Expendable Parts required in the Reconditioning of the Engine or Module.

                  4. If such Damage of a First Run Part requires the removal of the Engine or a Module from the Aircraft, IAE will arrange, upon request by AWA, to Recondition the Engine or Module or accomplish the Parts Repair at no charge to AWA rather than providing the above Credit Allowances. Such work will be accomplished at a V2500 Maintenance Center designated by IAE and acceptable to AWA. Transportation charges to and from the Maintenance Center shall be paid by AWA. In the event IAE designates a Maintenance Center for which AWA does not have a maintenance contract and if such Maintenance Center is located outside of the United States, then IAE shall pay for the transportation charges to and from such Maintenance Center.

         B.       EXTENDED FIRST RUN ENGINE, MODULE AND PART

                  1. An Extended First Run Engine is an Engine with more than 3,000 hours Engine Time but not more than 3,500 hours Engine Time, an Extended Run Module is a Module with more than 3,000 hours Module Time, but not more than 3,500 hours Module Time, and an Extended First Run Part is a Part with 3,500 hours or less Parts Time operating in an Extended First Run Engine or an extended First Run Module.

                  2. If an Extended First Run Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also an Extended First Run Part, IAE will grant to AWA:

                           a.       A pro rata Parts Credit Allowance for any
Extended First Run Part Scrapped, or

                           b.       A pro rata Labor Credit Allowance for any
Extended First Run Part Repair.



                                       2.

                                    If the Extended First Run Part is a Primary
                           Part (Section III), the pro rata Credit Allowances will be based on 100 percent at 3,000 hours Engine Time which then decreases, pro rata, to zero percent at 3,500 hours Engine Time, or, 100 percent to 2,000 hours Parts Time which then decreases, pro rata, to zero percent at the end of its Class Life (Section
                           III), whichever is greater.

                                    If the Extended First Run Part is not a
                           Primary Part, the pro rata Credit Allowances will be based on 100 percent at 3,000 hours Engine Time which then decrease, pro rata, to zero percent at 3,500 hours Engine Time.

                  3. If such Damage of an Extended First Run Part requires the removal of the Engine or a Module from the Aircraft, IAE will, in addition to Subparagraph B.2. above, grant to AWA:

                           a.       A pro rata Labor Credit Allowance for
disassembly, reassembly and necessary testing of the Engine or Module requiring Reconditioning as a result of such Damage of the Extended First Run Part, and

                           b.       A pro rata Parts Credit Allowance for those
Expendable Parts required in the Reconditioning of the Engine or Module.

                                    The pro rata Credit Allowances will be based
                           on 100 percent at 3,000 hours Engine Time, which then decreases, pro rata, to zero percent at 3,500 hours Engine Time.

Note: Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

         C.       ENGINE OR MODULE FAILURE CREDIT ALLOWANCES ILLUSTRATION

                             Insert Illustration (?)

Note:    The Primary Parts Credit Allowances Illustration (Section II, Paragraph
         B) is also applicable to the Credit Allowances which are based on Parts Time as described in Section I, Subparagraph B.2.

II.      PRIMARY PARTS CREDIT ALLOWANCE

         A.       PRIMARY PARTS OTHER THAN FIRST RUN PARTS OR EXTENDED FIRST RUN
                  PARTS

                  1.       Primary Parts are limited to those Parts listed in
Section III while such Parts are within the Class Life indicated in Section III.



                                       3.

                  2. The Primary Parts Credit Allowances described in Subparagraph A.3 below will be based on 100 percent to 2,000 hours total Parts Time which then decreases, pro rata, to zero percent at the end of the applicable hourly Class Life.

                  3. If a Primary Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also a Primary Part, IAE will grant to AWA:

                           a.       A Parts Credit Allowance for any Primary
Part Scrapped, or

                           b.       A Labor Credit Allowance for any Primary
Part Repaired in accordance with a Parts Repair designated in writing by IAE as being eligible for a Credit Allowance under this Section II, Paragraph A.

Note: Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

         B.       PRIMARY PARTS CREDIT ALLOWANCES ILLUSTRATION

                             Insert Illustration (?)

                       A = CLASS A PRIMARY PARTS (Page 5)

                       B = CLASS B PRIMARY PARTS (Page 6)

                       C = CLASS C PRIMARY PARTS (Page 6)

III.     IDENTIFICATION OF PRIMARY PARTS

         The following Parts are defined as Primary Parts while such Parts are within the Class Life indicated. Class Life is the period, expressed in either hours or Parts Time or number of Parts Cycles during which IAE will grant Credit Allowances for Primary Parts which suffer Direct Damage or Resultant Damage, or for which a Parts Life Limit is established or reduced.

                        CLASS A (4,000 HOURS PARTS TIME)

         Cold Section Rotating Parts

         LP Compressor Inlet Cone - Spinner

         LP Compressor Blades

         LP Compressor 1st Stage Blade Annulus Fillers

         LP Compressor Blades

         Radial Drive Bevel Gear

         Tower Shaft

         HP Compressor Blades

         HP Compressor Front and Rear Rotating Airseals

         LP Turbine Shaft Coupling Nut

         COLD SECTION STATIC PARTS



                                       4.

         Fan Splitter Fairing

         LP Compressor Stage 2 Inlet and Exhaust Stator Assembly

         HP Compressors Variable Stator Assemblies

         Fan Aerodynamic OGVs

         HP Compressor Stage Stator Assemblies

         HP Compressor Exit Stator


         HOT SECTION ROTATING PARTS

         HP Turbine Stage Blades

         HP Turbine Gage Spacer

         HP Turbine Lock Nut

         LP Turbine Stage Blades

         LP Turbine Lock Nut


         HOT SECTION STATIC PARTS

         Fuel Injector

         Combustion Chamber Assembly

         HPT First Stage Cooling Duct Assembly (TOBI Duct)

         HPT 1st and 2nd Stage Nozzle Guide Vane Assembly

         HPT 1st and 2nd Stage Outer Airseal Assembly

         HP to LP Turbine Transition Duct (Inner & Outer)

         LPT Nozzle Guide Vane Assemblies

         LPT Outer Airseal Assemblies


         MAIN AND ANGLE GEARBOX

         Gearshafts and Bearings

         Lay Shaft

         All Accessory Drive Shafts

         Gearbox Oil Pumps (Pressure and Scavenge)

                        CLASS B (8,000 HOURS PARTS TIME)

         Fan Case Assembly (Includes Intermediate Case)

         HP Compressor Front Casings (Split Casings)

         HP Compressor Rear Casings Diffuser Case

         HP Turbine Case

         LP Turbine Case

         Turbine Exhaust Case

         Main Gearbox Casing

         Oil Tank

                   CLASS C (20,000 HOURS PARTS TIME FOR DAMAGE

                  15,000 PARTS CYCLES FOR LIFE LIMIT REDUCTION)



                                       5.

         Fan Disk

         LPC Drum

         HPC Drums

         HP Turbine Stage Disks

         HP Turbine Spacer Disk

         HP Turbine Stage l Front Rotating Airseal

         HP Turbine 2nd Stage Disk Rear Seal

         LP Turbine Disks

         LP Turbine Rotating Airseals

         Shafts

         All Class C Parts are those referred to in the time limits section of the Engine Manual

IV.      PARTS LIFE LIMIT ALLOWANCES

         A. A Parts Life Limit is the maximum allowable total Parts Time or total Parts Cycles for specific Parts, including Reoperation if applicable, as established by IAE and the United States Federal Aviation Administration. Parts Life Limits are published in the Times Limit Section (Chapter 05) of the applicable V2500 Series Engine Manual.

         B.       CREDIT ALLOWANCES

                  1.       CLASS A AND CLASS B PRIMARY PARTS

                           If a Parts Life Limit is established which results in
Part Scrappage at less than 4,000 hours Parts Time for a Class A Primary Part or less than 8,000 hours Parts Time for a Class B Primary Part, IAE will grant for each such Primary Part Scrapped as a result thereof, a Parts Credit Allowance based on 100 percent to 2,000 hours total Parts Time which then decreases, pro rata, to zero percent at the end of 4,000 hours total Parts Time for a Class A Primary Part or 8,000 hours total Parts Time for a Class B Primary Part.

                  2.       CLASS C PRIMARY PARTS

                           If a Parts Life Limit is established for a Class C
Primary Part which results in Part Scrappage in less than 15,000 total Parts Cycles, IAE will grant for each such Primary Part Scrapped as a result thereof, a Parts Credit Allowance based on 100 percent to 10,000 total Parts Cycles which then decreases, pro rata, to zero percent at 15,000 total Parts Cycles.

         In addition, IAE will grant a similarly calculated Labor Credit Allowance and Parts Credit Allowance for that labor and those Expendable Parts which are solely related to the removal and replacement of such Class C Primary Parts and is additional to other maintenance being performed on the Engine or Module.

Note: Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

         C.       PARTS LIFE LIMIT CREDIT ALLOWANCES ILLUSTRATIONS



                                       6.

                             Insert Illustration(?)


                       A = CLASS A PRIMARY PARTS (Page 5)

                       B = CLASS B PRIMARY PARTS (Page 6)


                             Insert Illustration(?)


                       C = CLASS C PRIMARY PARTS (Page 6)

V.       CAMPAIGN CHANGE CREDIT ALLOWANCES AND ADJUSTMENTS

         A. A Campaign Change is an IAE program, so designated in writing, for the Reoperation, replacement, addition, or deletion of a Part(s). IAE will grant the Credit Allowances and Adjustments specified in this Section V to AWA when Campaign Change recommendations are complied with by AWA.

         B.       STANDARD ALLOWANCES

                  1. A 100 percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts directed by IAE to be Scrapped with 3,000 hours or less total Parts Time.

                  2. A pro rata Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts directed by IAE to be Scrapped with more than 3,000 hours total Parts Time but less than 3,500 hours total Parts Time. The pro rata Parts Credit Allowance will be based on 100 percent at 3,000 hours total Parts Time which then decreases, pro rata, to 50 percent at 3,500 hours total Parts Time.

                  3. A 50 percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts directed by IAE to be Scrapped with more than 3,500 hours total Parts Time.

                  4. A 100 percent Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with 3,000 hours or less total Parts Time which are Reoperated in accordance with the Campaign Change.

                  5. A pro rata Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with more than 3,000 hours total Parts Time but less than 3,500 hours total Parts Time which are Reoperated in accordance with the Campaign Change. The pro rata Labor Credit Allowance will be based on 100 percent at 3,000 hours total Parts Time which then decreases, pro rata, to 50 percent at 3,500 hours total Parts Time.

                  6. A 50 percent Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with more than 3,500 hours total Parts Time which are Reoperated in accordance with the Campaign Change.



                                       7.

                  7. A 100 percent Labor Credit Allowance for disassembly and reassembly of the Engine or Module, if the disassembly of the Engine or Module is recommended by IAE for accomplishment of the Campaign Change and such disassembly is performed solely for the purpose of accomplishing the Campaign Change.

Note: Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

         C.       CAMPAIGN CHANGE CREDIT ALLOWANCES ILLUSTRATION

                             Insert Illustration (?)

Note: The Labor Credit Allowance for Engine or Module disassembly and reassembly remains at a constant 100%.

         D.       OPTIONAL CREDIT ALLOWANCES AND ADJUSTMENTS

                  1. When IAE declares a Campaign Change, IAE, at its sole option, may grant to AWA Credit Allowances and/or adjustments, other than as described above, such as:

                           a.       No Charge material.

                           b.       Specifically priced material.

                           c.       Single credit settlements for AWAs' fleet.

                           d.       Fixed Credit Allowance support for each
Engine.

                  2. These optional Credit Allowances and adjustments may be provided:

                           a.       Instead of the standard Credit Allowances of
Section V, Paragraph B.,

                           b.       In addition to the standard Credit
Allowances of Section V, Paragraph B or

                           c.       As a portion of the standard Credit
Allowances of Section V, Paragraph B.

                  3. In no event shall the value to AWA, as reasonably determined by IAE, be less than the amount that would have been granted to AWA as a standard Campaign Change Credit Allowance, per Section V, Paragraph B. In considering the use of these optional Credit Allowances and adjustments, IAE will attempt to minimize the financial and administrative impact on AWA.

VI.      DEFINITIONS



                                       8.

         A. "CAMPAIGN CHANGE" is an IAE program, so designated in writing, for the Reoperation, replacement, addition or deletion of Part(s) and is characterized by the granting of certain Credit Allowances to AWA when such program recommendations are complied with by AWA.

         B. "CLASS LIFE" is the period, expressed in either hours of Part Time or number of Parts Cycles, during which IAE will grant Credit Allowances for Primary Parts which suffer Direct Damage or Resultant Damage, or for which a Parts Life Limit is established or reduced.

         C. "COMMERCIAL AVIATION USE" is the operation of Engines in Aircraft used for commercial, corporate or private transport purposes. The operation of Engines by government agencies or services is normally excluded except that IAE will consider written requests for the inclusion of such Engines under the provisions of this Service Policy pursuant to the C.R.A.F. Program where AWA operates the Aircraft in North America to its then current flight operations and maintenance specifications.

         D.       "CREDIT ALLOWANCES"

                  1. "PARTS CREDIT ALLOWANCE" is an amount determined in accordance with the following formulas:

                           a.       100 percent Parts Credit Allowance = P

                           b.       50 percent Parts Credit Allowance = P/2

                           c.       Pro rata Parts Credit Allowance =

                                    (i)      For a Primary Part which suffers
Direct or Resultant Damage, or a Class A or Class B Primary Part for which a Parts Life Limit is established:

                                  Lt  -  T

                                  ________ x P

                                     Lt

                                    (ii)     For a Class C Primary Part for
which a Parts Life Limit is established, which is greater than 10,000 total Parts Cycles but is less than 15,000 total Parts Cycles:

                                  Lc  -  C

                                  ________ x P

                                     Lc

                                    (iii)    For replacement of a Part because
of a Campaign Change, when such a Part has more than 3,000 hours Parts Time but less than 3,500 hours Parts Time:



                                       9.

                                  4,000 - T

                                 ___________ x P

                                    l,000

                                    d.       Extended First Run Parts Credit
Allowance =

                     3,500 - E                           Lt  -  T

                     _________ x P          or           ________ x P

                        500                                 Lt

                  2. "LABOR CREDIT ALLOWANCE" is an amount determined in accordance with the following formulas, except that in no event shall the amount to be granted for repair of Parts exceed the amount of the Parts Credit Allowance which would have been granted if the Part had been Scrapped:

                           a.       100 percent Labor Credit Allowance = H x R

                           b.       50 percent Labor Credit Allowance = H x R
                                                                        -
                                                                         2

                           c.       Pro rata Labor Credit Allowance =

                                    (i)      For a Primary Part which suffers
Direct or Resultant Damage, or a Class A or Class B Primary Part for which a Parts Life Limit is established:

                                Lt  -  T

                                ________ x H x R

                                   Lt

                                    (ii)     For a Class C Primary Part for
which a Parts Life Limit is established which is greater than 10,000 total Parts Cycles but is less than 15,000 total Parts Cycles:

                                Lc  -  C

                                ________ x H x R

                                   Lc

                                    (iii)    For replacement of a Part because
of a Campaign Change, which such a Part has more than 3,000 hours Parts Time but less than 3,500 hours Parts Time:

                                4,000 - T



                                      10.

                                _________ x H x R

                                  l,000

                                    (iv)     Extended First Run Labor Credit
Allowance =

                     3,500 - E                        Lt - T

                     _________  x  H  x  R     or     ______ x H x R

                        500                             Lt

                  3. The variables used in calculating the above allowances are defined as:

                  P =      a.       For a Part Scrapped because of Direct
                                    Damage, Resultant Damage or a Parts Life
                                    Limit being established, the IAE catalog price of the Part Scrapped current at the time of either the Engine removal or Part removal, whichever occurs sooner, or

         b. For replacement of a Part because of a Campaign Change, the IAE catalog price of the replacing Part specified in the Campaign Change current at the time of replacement.

                  T =      a.       For a Primary Part which has suffered Direct
                                    Damage or Resultant Damage, the actual Parts
                                    Time on the Part minus 2,000 hours, or

         b. For a Class A or Class B Primary Part for which a Parts Life Limit is established, the actual Parts Time on the Part minus 2,000 hours, or the Parts Life Limit minus 2,000 hours, whichever is greater, or

                           c. For replacement of a Part because of a Campaign Change, when such a Part has more than 3,000 hours Parts Time but less than 3,500 hours Parts Time, the actual Parts Time on the Part.

                  C = For a Class C Primary Part for which a Parts Life Limit is established which is greater than 10,000 Total Parts Cycles but less than 15,000 Total Parts Cycles, the greater of either:

                           a. The actual Parts Cycles on the Part minus 10,000 cycles, or

                           b.       The new Parts Life Limit minus 10,000
                                    Cycles.

                           Lt =     Either:

                           a. For a Primary Part which has suffered Direct Damage or Resultant Damage, the hours indicated in Section III minus 2,000 hours, or

                           b. For a Class A or Class B Primary Part for which a Parts Life Limit is established, the hours indicated in Section III minus 2,000 hours.



                                      11.

                  Lc = For a Class C Primary Part for which a Parts Life Limit is established which is greater than 10,000 total Parts Cycle, 5,000 Cycles.

                  H = The man-hours reasonably required to accomplish the work.

                  R = The labor rate, expressed in U.S. Dollars per hour, which will be determined as follows:

                           a. If the labor is performed at AWA's facility, or its subcontractor's facility, the labor rate will be the greater of AWA's labor rate or the subcontractor's labor rate, where the labor rates were determined in accordance with IAE Form _____ and provided to AWA in writing, or

                           b. If the labor is performed by IAE, the labor rate will be the then-current labor rate of IAE.

                           E =      Actual Engine Time on an Extended First Run
                                    Engine.

         E. "DIRECT DAMAGE" is the damage suffered by a Part itself upon its Failure.

         F. "ECONOMICALLY REPAIRABLE" shall mean that the cost of the repair as determined by IAE, exclusive of modification and transportation costs, will be equal to or less than 65 percent of the IAE catalog price of the Part at the time the repair is considered, or, shall be as otherwise reasonably determined by IAE.

         G. "ENGINE(S)" means those V2500 Engine(s), as described by IAE Specifications, sold by IAE for Commercial Aviation Use, whether installed as new equipment in aircraft by the manufacturer thereof and delivered to AWA or delivered directly to AWA from IAE for use as a spare Engine. An Engine which has been converted or upgraded in accordance with IAE instructions shall continue to qualify for Credit Allowances and Adjustments under the provisions of this Service Policy.

         H. "ENGINE OR MODULE TIME" is the total number of flight hours of operation of an Engine or a Module.

         I. "EXPENDABLE PARTS" means those nonreusable Parts, as reasonably determined by IAE, which are required to be replaced during inspection or Reconditioning, regardless of the condition of the Part.

         J. "EXTENDED FIRST RUN ENGINE OR MODULE" is an Engine or Module with more than 3,000 hours Engine or Module Time but not more than 3,500 hours Engine or Module Time.

         K. "EXTENDED FIRST RUN PART" means a Part with 3,500 hours or less Parts Time operating in an Extended First Run Engine.



                                      12.

         L. "FAILURE (FAILED)" is the breakage, injury, or malfunction of a Part rendering it unserviceable and incapable of continued operation without corrective action.

         M. "FIRST RUN ENGINE OR FIRST RUN MODULE" is an Engine or Module with 3,000 hours or less Engine or Module Time.

         N. "FIRST RUN PART" is an Engine Part with 3,000 hours or less Parts Time operating in a First Run Engine.

         O. "MODULE(S)" means any one or more of the following assemblies of Parts:

                  Fan Assembly and Low Pressure Compressor Assembly

                  High Pressure Compressor Assembly

                  High Pressure Turbine Assembly

                  Low Pressure Turbine Assembly

                  Main gearbox

         P. "PART(S)" means Engine parts delivered to AWA as original equipment in an Engine or Engine parts sold and delivered by IAE to AWA as new spare parts in support of an Engine.

         Q. "PARTS CYCLE(S)" means the aggregate total number of times a Part completes an Aircraft takeoff and landing cycle, whether or not thrust reverser is used on landing. As pilot training will involve extra throttle transients such as touch and go landings and takeoffs, IAE shall evaluate such transients for Parts Cycle determination.

         R. "PARTS LIFE LIMIT" is the maximum allowable total Parts Time or total Parts Cycles for specific Parts, including Reoperation if applicable, as established by IAE or by the United States Federal Aviation Administration. Parts Life Limits are published in the Time Limits Section (Chapter 05) of the applicable V2500 Series Engine Manual.

         S. "PARTS REPAIR" means the IAE designated restoration of Failed Parts to functional serviceable status, excluding repair of normal wear and tear, as determined by IAE.

         T. "PARTS TIME" is the total number of flight hours of operation of a Part.

         U. "PRIMARY PART(S)" are limited to those Parts listed in Section III while such Parts are within the Class Life indicated in Section III.

         V. "RECONDITIONING" means the restoration of an Engine or Module allowing substitution of new or serviceable used Parts, to the extent necessary for continued operation of the Engine or Module as a serviceable unit. When such Reconditioning is performed by IAE, the Parts Time or Parts Cycles, as applicable, of the replaced Part shall, for the purpose of this Service Policy, be applicable to the substituted new or serviceable used Part. Said replaced Part shall become the property of IAE.

         W.       "REOPERATION" is the alteration to or modification of a Part.



                                      13.

         X. "RESULTANT DAMAGE" is the damage suffered by a Part because of the Failure of another Part within the same Engine.

         Y. "SCRAPPED PARTS (SCRAP, SCRAPPED, SCRAPPAGE)" shall mean those Parts which are unserviceable and not Economically Repairable. AWA shall cause such Parts to be mutilated or disposed of in such a manner as to preclude any possible further use as an Engine Part.

VII.     GENERAL CONDITIONS

         The following general conditions govern the application of this Service
Policy:

         A.       RECORDS AND AUDIT

                  AWA shall maintain adequate records for the administration of this Service Policy and shall permit IAE to audit such records at reasonable intervals.

         B.       SCRAPPING OF PARTS

                  1.       SCRAPPAGE VERIFICATION

                           Any Part for which a Parts Credit Allowance is
requested shall be verified as Scrapped prior to the issuance of the Parts Credit Allowance. Verification of Scrappage shall occur as follows:

                           a.       At AWA's, or its subcontractor's, facility.
Such verification shall be accomplished by the IAE Field Representative; or

                           b.       At IAE, by IAE. Sufficient information to
identify the Part, the Engine from which the Part was removed, and the reason for its return shall be provided.

                  2.       RETURN OF PARTS

                          IAE, at its sole option, may require AWA to return to
IAE any Part for which a Parts Credit Allowance is requested. Such return shall be a condition for the issuance of a Parts Credit Allowance.

                  3.       TRANSPORTATION EXPENSES

                           Transportation expenses shall be at the expense of
AWA if such Parts are shipped to and from IAE for examination and verification; except that IAE shall pay the expense if such Parts as are shipped at the request of IAE.

                  4.       TITLE

                           Title to such Parts returned to IAE shall vest in
IAE:

                           a.       Upon receipt by AWA of a replacement Part or
a Parts Credit Allowance. If the Parts are Scrapped Parts but are not eligible for Service Policy coverage, the


                                      14.

Parts will be returned at AWA's expense if AWA so requests; otherwise, the Parts will be disposed of by IAE without any type of adjustment, or

                           b.       Upon shipment, when such Parts are
determined to be Scrap at AWA's facility and are shipped to IAE at the request of IAE.

         C.       REPAIRABILITY REQUIREMENTS

                  AWA shall set aside and exclude from the operation of this Service Policy for a period of six months any Life Limited Part for which IAE states it has, or plans to initiate, an active program to achieve a repair, corrective Reoperation or Parts Life Limit extension, provided that such program has equivalent or greater coverage to this warranty. In the event IAE has not released a repair procedure, corrective Reoperation, or Parts Life Limit extension by the expiration of this six month period, such Life Limited Part shall be retained by AWA and excluded from the operation of this Service Policy for additional periods beyond the expiration of said six month period only if agreed to by AWA.

         D.       EXCLUSIONS FROM SERVICE POLICY

                  This Service Policy will not apply to any Engine, Module or Part to the extent it has been determined to the reasonable satisfaction of IAE that said Engine, Module or Part has Failed because:

                  1. IAE recommendations with respect to installation or maintenance were not properly implemented (proper implementation of such recommendations taking into consideration the impact on AWA's operations), or

                  2. It has been used contrary to the operating and maintenance instructions or recommendations authorized or issued by IAE and current at the time, or

                  3. It has been repaired or altered other than by an IAE designated V2500 Maintenance Center in such a way as to impair its safety, operation or efficiency, or

                  4.       It has been subjected to:

                           a.       Misuse, neglect, or accident, or

                           b.       Ingestion of foreign material, or

                  5. It has been adversely affected in any way by a part not defined as a Part herein, or

                  6. It has been adversely affected in any way by occurrences not associated with ordinary use, such as, but not limited to, acts of war, rebellion, seizure or other belligerent acts, in each case, to the extent that such events can be reasonably determined to have contributed to the failure of the Engine, Modules, or Parts.

         E.       PAYMENT OPTIONS



                                      15.

                  IAE at its option may grant any Parts Credit Allowance as either a credit to AWA's account with IAE or as a Part replacement.

         F.       PRESENTATION OF CLAIMS

                  Any request for a Credit Allowance must be presented to IAE not later than 60 days after the receipt of invoice for which the Credit Allowance is requested. If IAE disallows the request, written notification will be provided to AWA. AWA shall have 90 days from such notification to request a reconsideration of the request for Credit Allowance. IAE shall have the right to refuse any request for a Credit Allowance which is not submitted within the stated time periods.

         G.       DURATION OF SERVICE POLICY

                  This Service Policy will cease to apply to all Parts in any Engine that is more than ten years old as measured from the date of shipment of the Engine from the factory. Unless advised to the contrary by IAE, this Service Policy shall, however, continue to be applicable to individual Engines after the expiration of the ten year period on a year to year basis so that AWA may continue to receive the benefits of the Service Policy on the Parts in these Engines.

         H.       GENERAL ADMINISTRATION

                  On matters concerning this Service Policy, AWA is requested to address all correspondence to:

                       IAE International Aero Engines AG
                       400 Main Street, M/S 121-10
                       East Hartford, CT 06108  U.S.A.
                       Attention: Warranty Administration

         I.       LIMITATION OF LIABILITY

                  1. Except as set forth in the Contract, the express provisions of this Service Policy set forth the maximum liability of IAE with respect to any claims relating to this Service Policy. In the event of any conflict or inconsistency between the express provisions of this Service Policy and any illustrations contained herein, the express provisions shall govern.

                  2. Except to the extent that the Credit Allowances and adjustments expressly set forth in this Service Policy may exceed the limitations of the corresponding portions of any warranties or representations included in any sales agreements, the provisions of this Service Policy do not modify, enlarge or extend in any manner the conditions governing the sale of its Engines and Parts by IAE.

                  3. IAE reserves the right to change or retract this Service Policy at any time at its sole discretion. No such retraction or change shall diminish the benefits which AWA may be entitled to receive with respect to
Engines: (1) Engines purchased from or on firm order with IAE prior to the announcement of any such retraction or change; and (2) Engines to be delivered


                                      16.

on Aircraft pursuant to the New Purchase Agreement; and (3) Engines which were installed on the S.A.L.E. Aircraft at time of delivery to AWA.

         J.       ASSIGNMENT OF SERVICE POLICY

                  This Service Policy shall not be assigned, either in whole or in part, by either party, except as provided in the Contract. IAE will, however, upon the written request of AWA, consider an extension of Service Policy Credit Allowances and adjustments to Engines, Modules and Parts sold or leased by an AWA to another operator, to the extent only, however, that such Credit Allowances and adjustments exist at the time of such sale or lease and subject to the terms and conditions of the Service Policy. IAE shall not unreasonably withhold such extension of such Credit Allowances.




                                      17.

                                   EXHIBIT E-2
                        IAE INTERNATIONAL AERO ENGINES AG
                     V2500 NACELLE AND PARTS SERVICE POLICY

         This Nacelle and Parts Service Policy (Service Policy) is a statement of the terms and conditions under which IAE International Aero Engines AG ("IAE") will grant the Operators of its V2500 Nacelles certain Allowances and adjustments in the event that Parts of such Nacelles suffer Failure in service.

         This Service Policy is divided into four sections:

         Section I describes the Allowances and adjustments which will be granted should the Nacelle or Part(s) suffer a Failure.

         Section II describes the Allowances and adjustments which will be granted when IAE declares a Campaign Change.

         Section III contains the definitions of certain words and terms used throughout this Service Policy. These words and terms are identified in the text of this Service Policy by the use of initial capital letters for such words and terms.

         Section IV contains the general conditions governing the application of this Service Policy.

VIII.    ALLOWANCES AND ADJUSTMENTS

         A.       FIRST RUN NACELLE AND PART

                  1. A First Run Nacelle is a Nacelle with 6,000 hours or less Nacelle Time and a First Run Part is a Part with 6,000 hours or less Parts Time operating in a First Run Nacelle.

                  2. If a First Run Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also a First Run Part:

                           a.       IAE will grant to the Operator:

                                    (i)      A 100 percent Parts Credit
Allowance for any such First Run Part Scrapped, and

                                    (ii)     A 100 percent Labor Allowance for
Parts Repair of any First Run Part requiring Parts Repair.

                           b.       If such Damage of a First Run Part causes
the removal of the Nacelle from the Aircraft, IAE will, in addition to Subparagraph a. above, grant to the Operator:


                                       1.

                                    (i)      A 100 percent Labor Allowance for
disassembly, reassembly and necessary testing of the Nacelle requiring Reconditioning as a result of such Damage of the First Run Part, and

                                    (ii)     A 100 percent Parts Credit
Allowance for those Expendable Parts required in the Reconditioning of the Nacelle.

                           c.       If such Damage of a First Run Part causes
the removal of the Nacelle from the Aircraft, IAE will arrange, upon request by the Operator, to Recondition the Nacelle or accomplish the Parts Repair at no charge to the Operator rather than providing the above Allowances. Such work will be accomplished at a V2500 Maintenance Center designated by IAE, and acceptable to AWA . Transportation charges to and from the Maintenance Center shall be paid by the operator.

         B.       PRIMARY PART

                  1. A Primary Part is a Part other than a First Run Part but having not more than 6,000 hours Parts Time.

                  2. Primary Parts not eligible for those Allowances granted to First Run Parts are eligible for Allowances under this Section I, Paragraph B., provided that the Primary Part suffers Direct Damage or Resultant Damage and Provided that the Part causing Resultant Damage is also a Primary Part.

                  3. IAE will grant to the Operator a Parts Credit Allowance for such a Primary Part Scrapped or a Labor Allowance for such a Primary Part for which a Parts Repair is designated in writing by IAE as being eligible for adjustment under this Section I, Paragraph B. Such Allowance will be based on 100 percent to 1,000 hours total Parts Time which then decreases, pro rata, to zero percent at 6000 hours Parts time.

IX.      CAMPAIGN CHANGE ALLOWANCES AND ADJUSTMENTS

         A. A Campaign Change is an IAE program, so designated in writing, for the Reoperation, replacement, addition, or deletion of a Part(s). IAE will grant the Allowances and adjustments specified in this Section II to the Operator when Campaign Change recommendations are complied with by the Operator.

         B.       STANDARD ALLOWANCES

                  1. A 100 percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed or serviceable shelf stock Nacelle Parts which are Scrapped with 6,000 hours or less total Parts Time.

                  2. A 50 percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed or serviceable shelf stock Nacelle Parts which are Scrapped with more than 6,000 hours total Parts Time.



                                       2.

                  3. A 100 percent Labor Allowance for Reoperation of installed or serviceable shelf stock Nacelle Parts with 6,000 hours or less total Parts Time, which are Reoperated in accordance with the Campaign Change.

                  4. A 50 percent Labor Allowance for Reoperation of in-stalled or serviceable shelf stock Nacelle Parts with more than 6,000 hours total Parts Time, which are Reoperated in accordance with the Campaign Change.

                  5. A 100 percent Labor Allowance for disassembly and reassembly of the Nacelle, if the disassembly is recommended by IAE for accomplishment of the Campaign Change and such disassembly is performed solely for the purpose of accomplishing the Campaign Change.

         C.       OPTIONAL ALLOWANCES AND ADJUSTMENTS

                  1. When IAE declares a Campaign Change, IAE, at its sole option, may grant to the Operator allowances and adjustments, such as, but not necessarily limited to:

                           a.       No charge material

                           b.       Specially priced material

                           c.       Single payment settlements for the
Operators' fleet

                           d.       Fixed allowance support for each Nacelle.

                  2. These optional allowances and adjustments will be provided either:

                           a.       Instead of the standard Allowances of
Paragraph B.,

                           b.       In addition to the standard Allowances of
Paragraph B., or

                           c.       As a portion of the standard Allowances of
Paragraph B.

                  3. In no event shall the worth to the Operator, as reasonably determined by IAE, be less than the amount that would have been granted to the Operator as a standard Campaign Change Allowance, per Paragraph
B. In considering the use of these optional allowances and adjustments, IAE will attempt to minimize the financial and administrative impact on the Operator.

X.       DEFINITIONS

         A.       ALLOWANCES

                  1. "PARTS CREDIT ALLOWANCE" is an amount determined in accordance with the following formula:

                           a.       100 percent Parts Credit Allowance = P



                                       3.

                           b.       50 percent Parts Credit Allowance = P/2

                           c.       Pro rata Parts Credit Allowance =
6,000 - T x P
---------
5,000

                  2. "LABOR ALLOWANCE" is an amount determined in accordance with the following formulas, except that in no event shall the amount to be granted for repair of Parts exceed the amount of the Parts Credit Allowance which would have been granted if the Part had been Scrapped.

                           a.       100 percent Labor Allowance = H x R

                           b.       50 percent Labor Allowance = H x R
                                                                 -
                                                                 2

                           c.       Pro rata Labor Allowance = 6,000 - T x H x R
                                                               ---------
                                                               5,000

                  3. The variables used in calculating the above Allowances are defined as:

                  P = for a Part Scrapped because of Direct Damage or Resultant Damage, the IAE commercial price of the Part Scrapped current at the time of either the Nacelle removal or Part removal, whichever occurs sooner, or for replacement of Parts because of a
                           Campaign Change, the IAE price of the replacing Part specified in the Campaign Change current at the time of notification to the Operator of the Campaign Change.

                  T = actual Parts Time hours on a Part which has suffered Direct Damage or Resultant Damage or the Parts Life Limit as established for the Part.

                  H = the man-hours required to accomplish the work as established in writing by IAE.

                  R = the labor rate, expressed in dollars per hour, which will be determined as follows:

                           a. If the labor is performed at the Operator's facility, or its subcontractor's facility, the labor rate will be the greater of the Operator's labor rate or the subcontractor's labor rate, where the labor rates were determined in accordance with IAE Form and provided to the Operator in writing, or

                           b. If the labor is performed at a V2500 Maintenance Center designated by IAE, the labor rate will be the then current labor rate at that Center.



                                       4.

         B. "CAMPAIGN CHANGE" is an IAE program, so designated in writing, for the Reoperation, replacement, addition or deletion of a Part(s) and is characterized by the granting of certain Allowances to the Operator when such recommendations are complied with by the Operator.

         C. "COMMERCIAL AVIATION USE" is the operation of Nacelles in Aircraft used for commercial, corporate or private transport purposes. The operation of Nacelles by Government Agencies or Services is normally excluded except that IAE will consider written requests for the inclusion of such Nacelles under the provisions of this Service Policy.

         D. "DIRECT DAMAGE" is the damage suffered by a Part itself upon its Failure.

         E. "ECONOMICALLY REPAIRABLE" shall generally mean that the cost of the repair as determined by IAE exclusive of modification and transportation costs, will be equal to or less than 65 percent of the IAE commercial price of the Part at the time the repair is considered, or, shall be as otherwise reasonably determined by IAE.

         F. "EXPENDABLE PARTS" means those nonreusable Parts, as determined by IAE, which are required to be replaced during inspection or Reconditioning, regardless of the condition of the Part.

         G. "FAILURE (FAILED) is the breakage, injury, or malfunction of a Part rendering it unserviceable and incapable of continued operation without corrective action.

         H. "FIRST RUN NACELLE" is a Nacelle with 6,000 hours or less Nacelle Time.

         I. "FIRST RUN PART" is a Nacelle Part with 6,000 hours or less Parts Time operating in a First Run Nacelle.

         J. "NACELLE(S)" means V2500 nacelle(s) and thrust reverser, as described in IAE Specifications referenced below, as such Specifications may be revised from time to time, sold by IAE for Commercial Aviation Use, whether installed as new equipment in aircraft by the manufacturer thereof and delivered to the Operator or delivered directly to the Operator from IAE for use as a spare nacelle. A Nacelle which has been converted or upgraded in accordance with IAE instructions shall continue to qualify for Allowances and adjustments under the provisions of this Service Policy.

                  MODEL NO.      SPECIFICATION NO.         SPECIFICATION FATE
                    V2500            IAE 0004          December 1988, as amended

         K. "NACELLE TIME" is the total number of flight hours of operation of a Nacelle.

         L. "OPERATOR" is the owner of one or more Nacelles operated for Commercial Aviation use, the lessee if such Nacelle(s) is the subject of a long-term financing lease or as otherwise reasonably determined by IAE.



                                       5.

         M. "PART(S)" means Nacelle parts delivered to the Operator as original equipment in a Nacelle or Nacelle parts sold and delivered by IAE to the Operator as new spare parts in support of a Nacelle.

         N. "PARTS LIFE LIMIT" is the maximum allowable Parts Time, for specific Parts as established by IAE or by the Federal Aviation Administration in an Airworthiness Directive.

         O. "PARTS REPAIR" means the IAE designated restoration of Failed Parts to functional serviceable status, excluding repair of normal wear and tear, as determined by IAE.

         P. "PARTS TIME" is the total number of flight hours of operation of a Part.

         Q. "PRIMARY PART" means a Part other than a First Run Part but not having more than 6,000 hours Parts Time.

         R. "RECONDITIONING" means the restoration of a Nacelle allowing substitution of new or serviceable used Parts, to the extent necessary for continued operation of the Nacelle as a serviceable unit. When such Reconditioning is performed by IAE designated V2500 Maintenance Center, the Parts Time, of the replaced Part shall, for the purpose of this Service Policy, be applicable to the substituted new or serviceable used Part. Said replaced Part shall become the property of IAE.

         S.       "REOPERATION" is the alternation to or modification of a Part.

         T. "RESULTANT DAMAGE" is the damage suffered by a Part because of the Failure of another Part within the same Nacelle.

         U. "SCRAPPED PARTS (SCRAP, SCRAPPED, SCRAPPAGE)" shall mean those Parts determined by IAE to be unserviceable and not Economically Repairable. The Operator shall cause such Parts to be mutilated or disposed of in such a manner as to preclude any possible further use as a Nacelle Part.

XI.      GENERAL CONDITIONS

         The following general conditions govern the application of this Service
Policy:

         A.       RECORDS AND AUDIT

                  The Operator shall maintain adequate records for the administration of this Service Policy and shall permit IAE to audit such records at reasonable intervals.

         B.       SCRAPPING OF PARTS

                  1.       SCRAPPAGE VERIFICATION

                           Any Part for which a Parts Credit Allowance is
requested shall be verified as Scrapped prior to the issuance of the Allowance. Verification of Scrappage shall occur as Follows:



                                       6.

                           a.       At the Operator's, or its subcontractor's,
facility. Such verification shall be accomplished by the IAE Field
Representative.

                           b.       At a V2500 Maintenance Center designated by
IAE, provided that IAE concurs that the Part is to be Scrapped. Sufficient information to identify the Nacelle from which the Part was removed, and the reason for its return shall be provided.

                  2.       RETURN OF PARTS

                           IAE, at its sole option, may require the Operator to
return to IAE any Part for which a Parts Credit Allowance is requested. Such return shall be a condition for the issuance of a Parts Credit Allowance.

                  3.       TRANSPORTATION EXPENSES

                           Transportation expenses shall be at the expense of
the Operator if such Parts are shipped to and from a V2500 Maintenance Center designated by IAE for examination and verification; except, that IAE shall pay the expense of transport of such Parts as are shipped at the request of IAE.

                  4.       TITLE

                           Title to such Parts returned to IAE shall vest in
IAE.

                           a.       Upon determination by IAE that the Operator
is eligible for a Parts Credit Allowance. If it is determined that the Parts are scrapped Parts but are not eligible for Service Policy coverage, the Operator will be notified of the decision and the Parts returned at the Operator's expense if the Operator so requests; otherwise, the Parts will be disposed of by IAE without any type of adjustment, or

                           b.       Upon shipment, when such Parts are
determined to be Scrap at the Operator's facility and are shipped to IAE at the request of IAE.

         C.       REPAIRABILITY REQUIREMENTS

                  The Operator shall set aside and exclude from the operation of this Service Policy for a period of six months any Part for which IAE states it has, or plans to initiate, an active program to achieve a repair, corrective Reoperation or Parts Life Limit extension provided that such program has equivalent or greater coverage to this warranty. In the event IAE has not released a repair procedure, corrective Reoperation, or Parts Life Limit extension by the expiration of this six month period, such Part shall be retained by the Operator and excluded from the operation of this Service Policy for additional periods beyond the expiration of said six month period only if agreed to by the Operator.

         D.       EXCLUSIONS FROM SERVICE POLICY

                  This Service Policy will not apply to any Nacelle, or Part if it has been determined to the reasonable satisfaction of IAE that said Nacelle or Part has Failed because:



                                       7.

                  1. IAE recommendations with respect to installation or maintenance were not properly implemented (proper implementation of such recommendation taking into consideration the impact on AWA's operations), or

                  2. It has been used contrary to the operating and maintenance instructions or recommendations authorized or issued by IAE and current at the time, or

                  3. It has been repaired or altered outside any V2500 Maintenance Center in such a way as to impair its safety, operation or efficiency, or

                  4.       It has been subjected to:

                           a.       Misuse, neglect, or accident, or

                           b.       Ingestion of foreign material, or

                  5. It has been adversely affected in any way by a part not defined as a Part herein, or

                  6. It has been affected in any way by occurrences not associated with ordinary use, such as, but not limited to, acts of war, rebellion, seizure or other belligerent acts, in each case, to the extent that such events can be reasonably determined to have contributed to the failure of the Engine, Modules, or Parts.

         E.       PAYMENT OPTIONS

                  IAE at its option may grant any Parts Credit Allowance as either a credit to the Operator's account or as a Part replacement.

         F.       PRESENTATION OF CLAIMS

                  Any request for an Allowance must be presented to IAE not later than 180 days after the removal from service of the Engine or Part for which the Allowance is requested. If IAE disallows the request, written notification will be provided to the Operator. The Operator shall have 90 days from such notification to request a reconsideration of the request for Allowance. IAE shall have the right to refuse any request for an Allowance which is not submitted within the stated time periods.

         G.       DURATION OF SERVICE POLICY

                  This Service Policy will cease to apply to all Parts in any Nacelle that is more than ten years old as measured from the date of shipment of the Nacelle from the factory. This Service Policy shall, however, continue to be applicable to individual Nacelles after the expiration of the ten year period on a year to year basis so that the Operator may continue to receive the benefits of the Service Policy on the Parts in these Nacelles.



                                       8.

         H.       GENERAL ADMINISTRATION

                  On matters concerning this Service Policy, the Operator is requested to address all correspondence to:

                       IAE International Aero Engines AG
                       400 Main Street, M/S 121-10
                       East Hartford, CT  06108 U.S.A.
                       Attention: Warranty Administration

         I.       LIMITATION OF LIABILITY

                  1. Except on set forth in the Contract the express provisions of this Service Policy set forth the maximum liability of IAE with respect to any claims relating to this Service Policy.

                  2. Except to the extent that the Allowances and adjustments expressly set forth in this Service Policy may exceed the limitations of the corresponding portions of any warranties or representations included in any sales agreements, the provisions of this Service Policy do not modify, enlarge or extend in any manner the conditions governing the sale of its Nacelles and Parts by IAE.

                  3. IAE reserves the right to change or retract this Service Policy at any time at its sole discretion. No such retraction or change shall diminish the benefits which AWA may be entitled to receive with respect to
Nacelles: (1) Nacelles to be delivered on Aircraft pursuant to the New Purchase Agreement; and (2) Nacelles which were installed on the S.A.L.E. Aircraft at time of delivery to AWA.

         J.       ASSIGNMENT OF SERVICE POLICY

                  This Service Policy shall not be assigned, either in whole or in part, by either party except as provided in the Contract. IAE will, however, upon the written request of the Operator consider an extension of Service Policy Allowances and adjustments to Nacelles and Parts sold or leased by an Operator to another Operator, to the extent only, however, that such Allowances and adjustments exist at the time of such sale or lease and subject to the terms and conditions of the Service Policy. IAE shall not unreasonably withhold such extension of such Allowances.




                                       9.

                                   EXHIBIT E-3

                 WARRANTY FOR SPECIAL TOOLS AND GROUND EQUIPMENT

         1. If it is shown that a defect in material or workmanship has become apparent in any item of special tooling and ground equipment within one year from the date of receipt of such item by the Operator, then IAE will either as it may in its sole discretion determine repair or exchange such item free of charge.

         2. The obligations of IAE under this Warranty are subject to the following terms and conditions.

         2.1 The defect must not be due to misuse, negligence of anyone other than IAE, accident or misapplication.

         2.2 Such item shall not have been used, maintained, modified, stored or handled other than in a manner approved by IAE.

         2.3 Any claim under this Warranty shall be made in writing to IAE within 90 days of the discovery of the defect and the defective item shall be made available or sent to IAE for inspection as it may require.

         3. IAE shall not be liable for any incidental, consequential or resultant loss or damage howsoever occurring, nor for labor costs involved in removal or replacement of parts.




                                       1.

                                   EXHIBIT E-4
                           V2500 PARTS COST GUARANTEE


I.    INTRODUCTION

      IAE covenants to AWA that during the Guarantee Period, the cumulative Eligible Parts Cost will not, subject to escalation, exceed a Guaranteed Cost Rate of [***] per Eligible Engine flight hour. Under this Guarantee, if the cumulative Eligible Parts Cost per Eligible Engine flight hour of AWA's Engines over the Guarantee Period exceeds the escalated Guaranteed Cost Rate, IAE will credit AWA's account with IAE an amount of [***] of the excess costs as described in paragraph II.F.

II.   GUARANTEE

      A.    GUARANTEE PERIOD

            The Guarantee Period will be the [***] period following the [***]

      B.    ELIGIBLE ENGINES

            The Engines that will be Eligible Engines under this Guarantee shall be the Engines delivered with the Aircraft, the Purchased Items and S.A.L.E. Engines. The Engines shall remain Eligible Engines provided that IAE recommendations with respect to installation or maintenance are properly implemented (proper implementation of such recommendations taking into consideration the impact on AWA's operations).

      C.    ELIGIBLE PARTS COSTS

            Eligible Parts Costs shall comprise the cost of Parts which are removed from Eligible Engines and actually Scrapped as a result of:

            1.    a [***]

            2.    [***]

            3.    an [***]; and

            4.    [***];

                  except for Parts Scrapped as the result of life limitation and vendor proprietary accessories and parts therein.

      D.    ADJUSTED PARTS COST

            Within [***] following each [***] of the commencement of the Guarantee Period, AWA will report to IAE the Eligible Parts Costs incurred by AWA during the preceding [***] together with a statement of any contributions received from IAE or third parties

---------
[*] indicates Redacted material


                                       1.

towards such Eligible Parts Costs. Within the following [***], IAE and AWA will jointly calculate the adjusted Parts Costs for that [***] making appropriate reductions for contributions received by AWA from IAE and third parties including, but not limited to: Prior remedy payments under this guarantee, warranty payments in the form of a Parts Credit Allowance or a Parts replacement, commercial assistance programs provided by IAE or its shareholders, insurance settlement, and maintenance provider warranty settlements (the "Adjusted Parts Costs").

and for disallowed Parts Costs incurred by AWA because IAE recommendations with respect to installation or maintenance were not properly implemented (proper implementation of such recommendations taking into consideration the impact on AWA's operations).

      E.    GUARANTEED PARTS COST

            Within thirty days following each [***] of the commencement of the Guarantee Period, AWA will report to IAE the flight hours of Eligible Engines operated by AWA in the preceding [***]. Within thirty days of receipt of the flight hours for Eligible Engines, IAE will calculate the Guaranteed Parts Cost
(GPC) for AWA for that [***] using the following formula:

                  GPC  =  A x Escalated Guaranteed Cost Rate ("GCR")

                  where:

                  A is the flight hours of Eligible Engines operated by AWA in that [***];

                  Escalated GCR is $[***]/engine Flight Hours escalated for that [***];

            and the Escalated Guaranteed Cost Rate for any [***] is calculated by determining the arithmetic average of the Guaranteed Cost Rate calculated for each [***] using the IAE Escalation Formula attached to this Contract for a Base Month of January, 1996.

      F.    ANNUAL STATEMENT

            Following the [***] of the commencement of the Guarantee Period, IAE will, within thirty days following the calculation of the adjusted parts cost and the GPC, credit AWA's account with IAE an amount equal to [***] of the difference between the Adjusted Parts Costs for each preceding year and of the Guaranteed Parts Costs for [***].

III   DEFINITIONS AND GENERAL CONDITIONS

      All of the definitions and General Conditions of the V2500 Engine and Parts Service Policy (Exhibit E-1) shall apply to this Guarantee. Engines and Engine maintenance excluded by the General Conditions of the Policy shall be excluded from this Guarantee except that Parts Costs incurred during Engine maintenance resulting from ingestion of birds, hailstones or runway gravel shall be included as Eligible under this Guarantee.

---------
[*] indicates Redacted material


                                       2.

IV    SPECIFIC CONDITIONS

      A.    THE GUARANTEED COST RATE IS PREDICATED ON THE USE BY AWA OF:

            1. An average flight cycle of no less than [***];

            2. Thrust levels which are derated an average of [***] percent for takeoff and climb relative to full takeoff and climb ratings;

            3. An average Firm Aircraft utilization equal to or less than [***] flight hours per year;

            4. a fleet of aircraft and spare Engines consisting of [***] Firm Aircraft, [***] S.A.L.E. Aircraft and [***] Purchased Items; and

            5. a delivery schedule in respect of the aforementioned aircraft and spare Engines as set forth in Exhibit A, Exhibit B and Clause 1.1.6 of the Contract on the date of Contract signature.

      B.    [***]

      C. IAE hereby confirms that the analytical relationships and processes used to calculate the original coverage provided by the Warranties for the Aircraft will be used to calculate the adjusted levels of coverage for the V2500 Guarantees set forth in the Contract.

      D. Any modifications to the Guaranteed Cost Rate will be made in consultation with AWA. Further, IAE will, at AWA's request, recalculate the Guaranteed Cost Rate one time in each [***] during the Period of Guarantee.

      E. AWA and IAE establish by mutual agreement modifications or Parts which can be incorporated to correct Guarantee exceedances, and AWA will incorporate the changes into Eligible Engines.

V.    EXCLUSION OF BENEFITS

      The intent of this Guarantee is to provide specified benefits to AWA as a result of the failure of Eligible Engines to achieve the parts cost level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to AWA under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to AWA from IAE or any third-party, AWA

---------
[*] indicates Redacted material


                                       3.

may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.


                                       4.

                                   EXHIBIT E-5
                           V2500 RELIABILITY GUARANTEE


I.    INTRODUCTION

      IAE covenants to AWA that during the Guarantee Period, the cumulative Engine Shop Visit Rate will not exceed a Guaranteed Rate of [***] per [***] Eligible Engine flight hours. Under this Guarantee, if the cumulative Engine Shop Visit Rate exceeds the Guaranteed Rate, IAE will credit AWA's account with IAE an amount of $[***] U.S. Dollars for each Eligible Engine Shop Visit determined to have been in excess of the Guaranteed Rate.

II.   GUARANTEE

      A.    GUARANTEE PERIOD

            The Guarantee Period will be the [***] period following the [***]

      B.    ELIGIBLE ENGINES

            The Engines that will be Eligible Engines under this Guarantee shall be the Engines delivered with the Aircraft, the Purchased Items and S.A.L.E. Engines. The Engines shall remain Eligible Engines provided that IAE recommendations with respect to installation or maintenance are properly implemented (proper implementation of such recommendations taking into consideration the impact on AWA's operations).

      C.    ELIGIBLE SHOP VISITS

            Eligible Shop Visits shall comprise the shop visits of Eligible Engines required for the following reasons:

            1.    [***];

            2.    [***];

            3.    [***];

            and

            4.    [***].

      D.    REPORTING OF ENGINE SHOP VISITS AND ENGINE FLIGHT HOURS

            Eligible Shop Visits shall be reported to IAE by AWA within [***] following each [***] of the commencement of the Guarantee Period using IAE Form FIAE-152 together with such other information as may be needed to determine the Eligibility of the Engine Shop Visit. [***]

---------
[*] indicates Redacted material


                                       1.

            [***] AWA shall have the right to provide additional information for IAE's consideration in an effort to qualify such event as eligible.

      Within thirty days following each [***] of the commencement of the Guarantee Period, AWA will report to IAE the flight hours of Eligible Engines operated by AWA in the preceding [***].

      E.    CREDIT ALLOWANCE CALCULATION

            A credit of $[***] U.S. Dollars will be granted by IAE for each Eligible Engine Shop Visit determined as calculated below to be in excess of the Guaranteed Rate during the Guarantee Period. An [***] calculation will be made no later than [***] following receipt of IAE form FIAE-152 and the flight hours accumulated on Eligible Engines.

      Each [***] calculation will be made using data that will be cumulative from the start of the Guarantee Period. An interim credit will be granted, if necessary, following the [***] calculations for the [***] and each subsequent year of the Guarantee Period. If subsequent [***] calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against AWA's account with IAE. Credits and debits will be applied to AWA's account with IAE not later than [***] following a calculation for the [***] of the Guarantee Period, as applicable.

            Credit Allowance  =  (AR - GR) x $[***] U.S. Dollars

            where:

            AR = Total Eligible Engine Shop Visits during the period of the calculation.

            GR = [***] removals per [***] Engine flight hours x total engine flight hours accumulated on Eligible Engines during the period of the calculation.

            (NOTE:      GR will be rounded to the nearest whole number.)

III.  DEFINITIONS AND GENERAL CONDITIONS

      All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy (Exhibit E-1) shall apply to this Guarantee. Engines and Engine Shop Visits excluded by the General Conditions of the Policy shall be excluded from this Guarantee except that Engine Shop Visits resulting from ingestion of birds, hailstones or runway gravel shall be included as Eligible under this Guarantee.

---------
[*] indicates Redacted material


                                       2.

IV.   SPECIFIC CONDITIONS

      A.    The Guaranteed Rate is predicated on the use by AWA of:

            1.    An average flight cycle of no less than [***] hours;

            2. Thrust levels which are derated an average of [***] percent for Takeoff and Climb relative to full Takeoff and Climb ratings;

            3. An average Engine utilization equal to or less than [***] flight hours per year; and

            4. A fleet of aircraft and spare Engines consisting of [***] Firm Aircraft, [***] Aircraft and [***] Purchased Items; and

            5. A delivery schedule in respect of the aforementioned aircraft and spare Engines as set forth in Exhibit A, Exhibit B and Clause 1.1.6 of the Contract on the date of Contract signature.

      B.    [***]

      C. IAE hereby confirms that the analytical relationships and processes used to calculate the original coverage provided by the Warranties for the Aircraft will be used to calculate the adjusted levels of coverage for the V2500 Guarantees set forth in the Contract.

      D. Any modifications to the Guaranteed Cost Rate will be made in consultation with AWA. Further, IAE will, at AWA's request, recalculate the Guaranteed Cost Rate one time in each [***] during the Period of Guarantee.

      E. AWA and IAE establish by mutual agreement modifications or Parts which can be incorporated to correct Guarantee exceedances, and AWA will incorporate the changes into Eligible Engines.

V     EXCLUSION OF BENEFITS

      The intent of this Guarantee is to provide specified benefits to AWA as a result of the failure of Eligible Engines to achieve the reliability level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to AWA under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to AWA from IAE or any third-party, AWA

---------
[*] indicates Redacted material


                                       3.

may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.


                                       4.

                                   EXHIBIT E-6
                        V2500 INFLIGHT SHUTDOWN GUARANTEE


I.    INTRODUCTION

      IAE covenants to AWA that during the Guarantee Period, the cumulative Engine Inflight Shutdown Rate will not exceed a Guaranteed Rate of [***] per [***] Eligible Engine flight hours. Under this Guarantee, if the cumulative Eligible Inflight Shutdown Rate is determined to have exceeded the Guaranteed Rate over the Guarantee Period, IAE will credit AWA's account with IAE an amount of $[***] U.S. Dollars for each Eligible Inflight Shutdown determined to have been in excess of the Guaranteed Rate.

II.   GUARANTEE

      A.    GUARANTEE PERIOD

            The Guarantee Period will be the [***] period following the [***]

      B.    ELIGIBLE ENGINES

            The Engines that will be Eligible Engines under this Guarantee shall be the Engines delivered with the Aircraft, the Purchased Items and S.A.L.E. Engines. The Engines shall remain Eligible Engines provided that IAE recommendations with respect to installation or maintenance are properly implemented (proper implementation of such recommendations taking into consideration the impact on AWA's operations).

      C.    ELIGIBLE INFLIGHT SHUTDOWNS

            Eligible Inflight Shutdowns shall comprise the inflight shutdown of an Eligible Engine during a scheduled revenue flight which is determined to have been caused by a Failure of a Part of such Engine. Multiple inflight shutdowns of the same Engine during the same flight leg for the same problem will be counted as one Eligible Inflight Shutdown. [***]

      D.    REPORTING OF ELIGIBLE INFLIGHT SHUTDOWNS

            Eligible Inflight Shutdowns shall be reported to IAE by AWA within [***] following each [***] of the commencement of the Guarantee Period using IAE Form FIAE-153 together with such other information as may be needed to determine the Eligibility of the Inflight Shutdown. Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary to disqualify a reported Inflight Shutdown, IAE will notify AWA of such intent. AWA shall have the right to provide additional information for IAE's consideration in an effort to qualify such event as eligible. Within [***] following

---------
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                                       1.

each [***] of the commencement of the Guarantee Period, AWA will report to IAE the flight hours of Eligible Engines operated by AWA in the [***].

      Notwithstanding the foregoing, AWA's failure to provide data will not invalidate the coverage provided by this Guarantee if data can be accurately recreated unless the data was specifically requested by IAE and AWA failed to provide the information.

      E.    CREDIT ALLOWANCE CALCULATION

            A credit of $[***] U.S. Dollars will be granted by IAE for each Eligible Inflight Shutdown determined as calculated below to be in excess of the Guaranteed Rate during the Guarantee Period. An [***] calculation will be made no later than [***] following receipt of IAE form FIAE-153 and flight hours accumulated on Eligible Engines.

      Each [***] calculation will be made using data that will be cumulative from the start of the Guarantee Period. An interim credit will be granted, if necessary, following the annual calculations for the [***] and each [***] of the Guarantee Period. Credits will be applied to AWA's account with IAE not later than [***] following a calculation for the [***] and each [***] of the Guarantee Period, as applicable.

      The Credit Allowance  =  (AI - GI) x $[***] U.S. Dollars

            Where:

      AI    =     Total Eligible Inflight Shutdowns during the period of the calculation;

      GI    =     [***] inflight shutdowns per [***] engine flight hours) x
                  total Engine flight hours accumulated on Eligible Engines during the period of the calculation.

      (NOTE:      GI will be rounded to the nearest whole number.)

III.  DEFINITIONS AND GENERAL CONDITIONS

      All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy (Exhibit E-1) shall apply to this Guarantee. Engines and Inflight Shutdowns excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

IV.   SPECIFIC CONDITIONS

      A.    The Guaranteed Rate is predicated on the use by AWA of:

            1.    An average flight cycle of no less than [***] hours;

            2. Thrust levels which are derated an average of [***] percent for Takeoff and Climb relative to full Takeoff and Climb ratings;

            3. An average Aircraft utilization equal to or less than [***] flight hours per year;

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                                       2.

            4. A fleet of aircraft and spare Engines consisting of [***] Firm Aircraft, [***] Aircraft and [***] Purchased Items; and

            5. A delivery schedule in respect of the aforementioned aircraft and spare Engines as set forth in Exhibit A, Exhibit B and Clause 1.1.6 of the Contract on the date of Contract signature.

      B. [***]

      C. IAE hereby confirms that the analytical relationships and processes used to calculate the original coverage provided by the Warranties for the Aircraft will be used to calculate the adjusted levels of coverage for the V2500 Guarantees set forth in the Contract.

      D. Any modifications to the Guaranteed Cost Rate will be made in consultation with AWA. Further, IAE will, at AWA's request, recalculate the Guaranteed Cost Rate one time in each [***] during the Period of Guarantee.

      E. AWA and IAE establish by mutual agreement modifications or Parts which can be incorporated to correct Guarantee exceedances, and AWA will incorporate the changes into Eligible Engines.

V     EXCLUSION OF BENEFITS

      The intent of this Guarantee is to provide specified benefits to AWA as a result of the failure of Eligible Engines to achieve the reliability level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to AWA under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to AWA from IAE or any third-party, AWA may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

---------
[*] indicates Redacted material


                                       3.

                                   EXHIBIT E-7
                          V2500 DELAY AND CANCELLATION


I.    INTRODUCTION

      IAE covenants to AWA that during the Guarantee Period, the cumulative Engine caused delay and cancellation rate will not exceed a Guaranteed Rate of [***] per [***] Aircraft departures. Under this Guarantee, if the cumulative Engine-caused delay and cancellation Rate is determined to have exceeded the Guaranteed Rate over the Guarantee Period, IAE will credit AWA's account with IAE an amount of $[***] U.S. Dollars for each excess Eligible delay and cancellation determined to have been in excess of the Guaranteed Rate.

II.   GUARANTEE

      A.    GUARANTEE PERIOD

            The Guarantee Period will be the [***] period following the [***]

      B.    ELIGIBLE ENGINES

            The Engines that will be Eligible Engines under this Guarantee shall be the Engines delivered with the Aircraft, the Purchased Items and S.A.L.E. Engines. The Engines shall remain Eligible Engines provided that IAE recommendations with respect to installation or maintenance are properly implemented (proper implementation of such recommendations taking into consideration the impact on AWA's operations).

      C.    (i)   ELIGIBLE DELAY

            An Eligible delay shall occur when by a Failure of a Part in an Eligible Engine installed in an Aircraft is the initial and primary cause of a delay in the final Departure of that Aircraft by fifteen or more minutes after its scheduled Departure in either of the following instances:

            2. an originating flight departing later than its scheduled departure time;

                  or

            3. a through flight or a turnaround flight remaining on the ground longer than its scheduled ground time.

      C.    (ii)  ELIGIBLE CANCELLATION

                  A single cancellation shall occur when a Failure of a Part in an Eligible Engine installed in an Aircraft is the initial and primary cause of the elimination of a departure in either of the following instances:

            1.    cancellation of a trip comprising a single flight leg; or

---------
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                                       1.

            2. cancellation of any or all of the flight legs of a multiple leg trip.

      C.    (iii)

            [***] shall be an Eligible cancellation not an Eligible Delay.

      C.    (iv)

            Consecutive delays and cancellations for the same problem because corrective action had not been taken will be excluded unless AWA is prevented from taking corrective action due to a failure of IAE to reasonably provide technical support.

      D.    DEPARTURE

            A Departure comprises the movement of an Aircraft from the blocks for the purpose of an intended revenue flight provided that there can be only one Departure for each intended flight.

      E.    REPORTING OF ELIGIBLE DELAYS AND CANCELLATIONS

            Eligible delays and cancellations shall be reported to IAE by AWA [***] during the Guarantee Period using IAE Form FIAE-155 together with such other information as may be needed to determine the Eligibility of the delay or cancellation. Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary to disqualify a reported delay or cancellation, IAE will notify AWA of such intent. AWA shall have the right to provide additional information for IAE's consideration in an effort to qualify such event as eligible.

      Departures accumulated by Eligible Engines during the Guarantee Period shall be reported by AWA within [***] following each [***] of the commencement of the Guarantee Period. Notwithstanding the foregoing, AWA's failure to submit such information to IAE shall not invalidate the coverage provided by this Guarantee if the information can be accurately recreated unless IAE requested the information from AWA and AWA failed to provide the information.

      F.    CREDIT ALLOWANCE CALCULATION

            A credit of $[***] U.S. Dollars will be granted by IAE for each Eligible Delay and Eligible Cancellation determined as calculated below to be in excess of the Guaranteed Rate during the Guarantee Period. An [***] calculation will be made no later than [***] following receipt of the necessary records of Delays, Cancellation and Departure.

      Each annual calculation will be made using data that will be cumulative from the start of the Guarantee Period. An interim credit will be granted, if necessary, following the [***] calculations for the [***] and each [***] of the Guarantee Period. If subsequent [***] calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE

---------
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                                       2.

issuing a debit against AWA's account with IAE. Credits and debits will be applied to AWA's account with IAE not later than [***] following the calculation ADC for the [***] and each [***] of the Guarantee Period, as applicable.

            Credit Allowance  =  (ADC - GDC) x $[***] U.S. Dollars

            Where:

            ADC = Total qualifying Eligible Delays and Eligible Cancellations.

            GDC = [***] Eligible Delays and Eligible Cancellations per [***]
                  Departures) x total Departures completed on Eligible Engines during the applicable period of calculation.

III.  DEFINITIONS AND GENERAL CONDITIONS

      All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy (Exhibit E-1) shall apply to this Guarantee. Delays and Cancellation excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

IV    SPECIFIC CONDITIONS

      A.    The Guaranteed Rate is predicated on the use by AWA of:

            1.    An average flight cycle of no less than [***] hours;

            2. Thrust levels which are derated an average of [***] percent for Takeoff relative to full Takeoff ratings;

            3. An average Aircraft utilization equal to or less than [***] flight hours per year;

            4. A fleet of aircraft and spare Engines consisting of [***] Firm Aircraft, [***] S.A.L.E. Aircraft and [***] Purchased Items; and

            5. A delivery schedule in respect of the aforementioned aircraft and spare Engines as set forth in Exhibit A, Exhibit B and Clause 1.1.6 of the Contract on the date of Contract signature.

      B. [***]

---------
[*] indicates Redacted material


                                       3.

      C. IAE hereby confirms that the analytical relationships and processes used to calculate the original coverage provided by the Warranties for the Aircraft will be used to calculate the adjusted levels of coverage for the V2500 Guarantees set forth in the Contract.

      D. Any modifications to the Guaranteed Cost Rate will be made in consultation with AWA. Further, IAE will, at AWA's request, recalculate the Guaranteed Cost Rate one time in each [***] during the Period of Guarantee.

      E. AWA and IAE establish by mutual agreement modifications or Parts which can be incorporated to correct Guarantee exceedances, and AWA will incorporate the changes into Eligible Engines.

V.    EXCLUSION OF BENEFITS

      The intent of this Guarantee is to provide specified benefits to AWA as a result of the failure of Eligible Engines to achieve the reliability level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to AWA under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to AWA from IAE or any third-party, AWA may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

---------
[*] indicates Redacted material


                                       4.

                                   EXHIBIT E-8
                   V2500 FUEL CONSUMPTION RETENTION GUARANTEE


I     INTRODUCTION

      IAE covenants to AWA that at the end of the Period of Guarantee, the fleet average cruise fuel consumption for Eligible Engines will not have increased by more than a Guaranteed Margin of [***]. Under this Guarantee, if the fleet average cruise fuel consumption for Eligible Engines exceeds the Guaranteed Margin at the end of the Guarantee Period, IAE will credit AWA's account with IAE an amount in respect of excess fuel consumed.

II.   GUARANTEE

      A.    PERIOD OF GUARANTEE

            The Guarantee Period will be the [***] period following [***].

      B.    ELIGIBLE ENGINES

      The Engines that will be Eligible Engines under this Guarantee shall be the Engines delivered with the Aircraft, the Purchased Items and S.A.L.E. Engines. The Engines shall remain Eligible Engines provided that IAE recommendations with respect to installation or maintenance are properly implemented (proper implementation of such recommendations taking into consideration the impact on AWA's operations).

      C.    FUEL CONSUMPTION MEASUREMENT

            The inflight data required for administration of this Guarantee will be obtained by AWA during steady state cruise conditions using methods which will be mutually agreed between AWA and IAE. Steady state cruise conditions are defined as a minimum of five minutes at the same altitude, Mach number and thrust setting Engine Pressure Ratio in clear, smooth air with normal bleed and power extraction and autothrottle disengaged (unless flight evaluation shows this disengagement to be unnecessary). Data points falling within the following envelope of altitude, Mach number and Engine Pressure Ratio: Mach No. -- TBD to TBD, Altitude -- TBD to TBD feet, Engine Pressure Ratio -- TBD to TBD will be deemed to be Acceptable Data Points, provided that:

            1. the fuel consumption data for any Eligible Engine on which the engine parameters indicate a possible malfunction (including associated Aircraft systems), other than normal gas path deterioration, that is subsequently confirmed by maintenance action will not be considered acceptable data, and

            2. data which is obviously inaccurate under normal engine monitoring practices will not be considered acceptable data; this type of data will be rejected unless AWA validity checks have established that Total Air Temperature, Fuel Flow Aircraft and Engine Bleed Systems and other Aircraft parameters are within normal operating ranges.

----------
[*] indicates Redacted material


                                       1.

      The data to be recorded will be that normally recorded for Engine Condition Monitoring purposes and will include the following:

            Altitude
            Mach Number
            Total Air Temperature (TAT)
            Indicated Airspeed (IAS)
            Engine Pressure Ratio (EPR)
            Fuel Flow
            Low Compressor Rotor Speed (N1)
            High Compressor Rotor Speed (N2)
            Exhaust Gas Temperature (EGT)
            Bleed Air Configuration

      Engine Fuel Flow measurements will be referred to in the Standard Engine Fuel Flow-Engine Pressure Ratio Relationship which will be defined for installed Engines by the Aircraft manufacturer during the Aircraft flight test certification program.

      D.    BASE FUEL FLOW

            The Base Fuel Flow shall be the initial fuel flow level of each Eligible Engine on commencement of its commercial service. This shall be the average of the cruise fuel flow values for the first ten Acceptable Data Points recorded for each Eligible Engine. Base Fuel Flow is represented as a percentage deviation from the Standard Engine Fuel Flow-Engine Pressure Ratio Relationship.

      E.    CRUISE FUEL FLOW

            The Cruise Fuel Flow shall be the average of the cruise fuel flow values for ten Acceptable Data Points for each installed Eligible Engine at any time after that Engine's Base Fuel Flow is established. Cruise Fuel Flow will also be expressed as a percent deviation from the Standard Engine Fuel Flow-Engine Pressure Ratio Relationship.

      F.    ENGINE CRUISE FUEL FLOW DETERIORATION

            The Cruise Fuel Flow Deterioration for an Eligible Engine shall be the difference between its Cruise Fuel Flow and the Base Fuel Flow expressed in percentage points.

      G.    PERIODIC FLEET AVERAGE CRUISE FUEL CONSUMPTION DETERIORATION

            The Periodic Fleet Average Cruise Fuel Consumption Deterioration shall be the average of the Cruise Fuel Flow Deterioration for all installed Eligible Engines for a [***] reporting period. This is to be reported to IAE every [***].

---------
[*] indicates Redacted material
                                       2.

      H.    FINAL FLEET AVERAGE CRUISE FUEL CONSUMPTION DETERIORATION

            The Final Fleet Average Cruise Fuel Consumption Deterioration is the average of the Periodic Fleet Average Cruise Fuel Consumption Deterioration values for all [***] periods during the Period of Guarantee.

      I.    OPERATIONAL DATA

            AWA shall provide the following data to IAE as indicated during the Period of the Guarantee:

            1. Total quantity of fuel consumed by Eligible Engines during the Period (U.S. Gallons), every [***].

            2. Average cost of fuel to AWA over the Period of Guarantee (U.S. Dollars per U.S. Gallon), every [***].

            3. Individual Eligible Engine operating hours for each [***] period during the Period of Guarantee identified by engine serial number, annually.

            4. Engine maintenance action information, as requested.

      J.    EXCESS FUEL CONSUMPTION CREDIT CALCULATION

            If at the [***] the Final Fleet Average Fuel Consumption Deterioration exceeds the Guaranteed Margin, IAE will grant AWA a credit in respect to excess fuel consumption calculated in accordance with the following formula:

            C  =  (D-GM) YHF

            where:

            C  =  the amount of the credit in U.S. dollars

            D  =  the Final Fleet Average Fuel Consumption Deterioration
                  (expressed as a percentage)

            GM =  the Guaranteed Margin (expressed as a percentage)

            Y  =  average cruise fuel flow of Eligible Engines expressed in U.S.
                  gallons per hour

            H  =  the total of all flight hours flown by Eligible Engines during the Period of Guarantee

            F  =  [***]

----------
[*] indicates Redacted material


                                       3.

      In the alternative, the Credit Calculation will be made using the ECM Trend Monitoring Program. In such event, the [***] reporting requirements are not required and references to [***] periods shall be deemed deleted. Instead, the Trend Monitoring data will be shared with IAE on a regular basis.

III.  DEFINITIONS AND GENERAL CONDITIONS

      All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Engines excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

IV.   SPECIFIC CONDITIONS

      A.    The Guaranteed Rate is predicated on the use by AWA of:

            1. An average flight cycle of no less than [***] hours;

            2. Thrust levels which are derated an average of [***] percent for Takeoff and Climb relative to full Takeoff and Climb ratings;

            3. An average Aircraft utilization equal to or less than [***] flight hours per year;

            4. A fleet of aircraft and spare Engines consisting of [***] Firm Aircraft, [***] Aircraft and [***] Purchased Items; and

            5. A delivery schedule in respect of the aforementioned aircraft and spare Engines as set forth in Exhibit A, Exhibit B and Clause 1.1.6 of the Contract on the date of Contract signature.

      B. [***]

      C. IAE hereby confirms that the analytical relationships and processes used to calculate the original coverage provided by the Warranties for the Aircraft will be used to calculate the adjusted levels of coverage for the V2500 Guarantees set forth in the Contract.

      D. Any modifications to the Guaranteed Cost Rate will be made in consultation with AWA. Further, IAE will, at AWA's request, recalculate the Guaranteed Cost Rate one time in each [***] during the Period of Guarantee.

----------
[*] indicates Redacted material


                                       4.

      E. AWA and IAE establish by mutual agreement modifications or Parts which can be incorporated to correct Guarantee exceedances, and AWA will incorporate the changes into Eligible Engines.

V.    EXCLUSION OF BENEFITS

      The intent of this Guarantee is to provide specified benefits to AWA as a result of the failure of Eligible Engines to achieve the performance level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to AWA under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to AWA from IAE or any third-party, AWA may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.


                                       5.

                                   EXHIBIT E-9
                     V2500 EXHAUST GAS TEMPERATURE GUARANTEE


I.    INTRODUCTION

      IAE covenants with AWA that during the first [***] hours of operation of each V2500 Engine, the maximum stabilized takeoff exhaust gas temperature will not exceed the Certified Limit. Under this Guarantee if it is confirmed that the Certified Limit has been exceeded, IAE will credit AWA's account with IAE in the amount equal to the pro rata cost to restore the Engine performance. Further, if there are five or more confirmed Engine removals to restore Engine performance during the term of this Guarantee, additional credits will be provided to AWA as described in section II E below. For the purpose of this Guarantee, the Certified Limit is exceeded if the Engine will not achieve the specified engine pressure ratio for takeoff thrust without exceeding the Certified Limit for its exhaust gas temperature.

II.   GUARANTEE

      A.    PERIOD OF GUARANTEE

            The Period of Guarantee for each Eligible Engine will begin as of [***] and will terminate [***] from that [***] or upon the expiration of the first [***] hours of operation of such Engine, whichever is the sooner.

      B.    ELIGIBLE ENGINES

            The Engines that will be Eligible Engines under this Guarantee shall be the Engines delivered with the Aircraft, the Purchased Items and S.A.L.E. Engines. The Engines shall remain Eligible Engines provided that IAE recommendations with respect to installation or maintenance are properly implemented (proper implementation of such recommendations taking into consideration the impact on AWA's operations).

      C.    RESTORATION OF INSTALLED ENGINE

            If during the Period of Guarantee, the maximum stabilized takeoff exhaust gas temperature of an Eligible Engine installed on an Aircraft operated by AWA exceeds the Certified Limit, AWA shall undertake on-wing Engine maintenance recommended by IAE, with technical assistance provided by IAE, to restore the performance of that Engine.

      D.    CALIBRATION OF REMOVED ENGINE

            If the performance of an installed Eligible Engine cannot be restored by the maintenance recommended under Section II, Paragraph C, AWA shall promptly remove such Engine from the Aircraft and dispatch it for calibration in an IAE designated test cell. If such calibration verifies that the exhaust gas temperature of the Engine is not in excess of the Certified Limit or it is established that any excess is due to causes which are excluded by the General Conditions in Section III, then the cost of such test cell calibration and associated transportation will be borne by AWA. Otherwise, IAE will bear the cost of the test cell calibration.

----------
[*] indicates Redacted material


                                       1.

      E.    CREDIT ALLOWANCE

            A credit will be granted by IAE for each event not meeting the requirements set forth in Section I of this Guarantee and as verified by Section II, Paragraph D. above. Such credit shall be equivalent to the pro rata cost to restore the Engine's performance based on the time remaining on the Engine's first [***] flight hours of commercial operation according to the following equation;

      Credit = (([***] engine flight hours - engine flight hours of commercial operation)/[***])) x cost of performance restoration

      In addition to the above, should there be [***] or more confirmed Engine removals to restore Engine performance during the Period of Guarantee, the following additional credit will be granted by IAE.

      For the [***] confirmed removal through the [***] confirmed removal:

      Credit - $[***] per confirmed removal;

      For the tenth and each additional confirmed removal;

      Credit = $[***] per confirmed removal.

      IAE's maximum liability for these additional credits shall be $[***].

III.  DEFINITIONS AND GENERAL CONDITIONS

      All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Engines excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

IV.   SPECIFIC CONDITIONS

      A.    The Guaranteed Rate is predicated on the use by AWA of:

            1. An average flight cycle of no less than [***] hours;

            2. Thrust levels which are derated an average of [***] percent for Takeoff and Climb relative to full Takeoff and Climb ratings;

            3. An average Aircraft utilization equal to or less than [***] flight hours per year; and

            4. A fleet of aircraft and spare Engines consisting of [***] Firm Aircraft, [***] Aircraft and [***] Purchased Items; and

            5. A delivery schedule in respect of the aforementioned aircraft and spare Engines as set forth in Exhibit A, Exhibit B and Clause 1.1.6 of the Contract on the date of Contract signature.

----------
[*] indicates Redacted material


                                       2.

      B. [***]

      C. IAE hereby confirms that the analytical relationships and processes used to calculate the original coverage provided by the Warranties for the Aircraft will be used to calculate the adjusted levels of coverage for the V2500 Guarantees set forth in the Contract.

      D. Any modifications to the Guaranteed Cost Rate will be made in consultation with AWA. Further, IAE will, at AWA's request, recalculate the Guaranteed Cost Rate one time in each [***] during the Period of Guarantee.

      E. AWA and IAE establish by mutual agreement modifications or Parts which can be incorporated to correct Guarantee exceedances, and AWA will incorporate the changes into Eligible Engines.

V.    EXCLUSION OF BENEFITS

      The intent of this Guarantee is to provide specified benefits to AWA as a result of the failure of Eligible Engines to achieve the performance level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to AWA under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to AWA from IAE or any third-party, AWA may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

---------
[*] indicated Redacted material

                                       3.

7 October 1998


America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Sky Harbor International Airport
Phoenix, Arizona  85034

Subject: SIDE LETTER NO. 1 TO AMENDED AND RESTATED V2500(R) SUPPORT CONTRACT BETWEEN AMERICA WEST AIRLINES, INC. AND IAE INTERNATIONAL AERO ENGINES AG DATED 7 OCTOBER 1998

Ladies and Gentlemen:

We refer to the Amended and Restated V2500 Support Contract dated 7 October 1998 between America West Airlines, Inc. ("AWA") and IAE International Aero Engines AG ("IAE") (said Amended and Restated V2500 Support Contract, as amended, being hereinafter referred to as the "Contract"). Terms used herein shall have the same meanings as those given to them in the Contract.

The Side Letter No. 1 amends and restates Side Letter No. 1 to V2500 Support Contract dated 23 December 1994 between AWA and IAE and Side Letter No. 2 to V2500 Support Contract dated 7 March, 1995 between AWA and IAE as part of the Contract to reflect the purchase by AWA of certain additional Airbus V2500-A5 powered A320 family aircraft.

1.    OPTION AIRCRAFT

      The delivery schedule of the Option Aircraft are subject to:

            (a)   Delivery occurring between [***] and [***]; and

            (b) AWA will provide written notice to IAE within [***] days of AWA's exercise of its right to firmly order such Option Aircraft in accordance with a delivery date proposed by Aircraft Manufacturer; and

            (c) AWA purchasing no more than ten (10) Aircraft in any calendar year.

      [***]

----------
[*] indicates Redacted material


              THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE


                                       1.

2.    CONVERSION RIGHTS

      2.1 [***] If the Aircraft Manufacturer permits AWA to convert every other [***] to be delivered to AWA into either one (1) [***]") or one (1) [***] collectively referred to as the "[***]"), and IAE receives written notice of such conversion at least [***] months prior to the month of scheduled delivery of the [***], IAE will provide Propulsion Systems to such new delivery dates to the same extent such substitution rights are provided by Aircraft Manufacturer for such [***]. AWA's right to exercise its substitution rights are subject to IAE's receipt of an irrevocable written notice from AWA upon effectivity of such substitution and, in any event, such notice shall be at least [***] months prior to the scheduled delivery date of the [***] which is being substituted by the new [***].

      2.2 [***] If the Aircraft Manufacturer permits AWA to convert each of the [***] to be delivered to AWA in accordance with the schedule set forth in Exhibit A of the Contract to one [***], and IAE receives irrevocable written notice from AWA of such conversion at least [***] months prior to the month of scheduled delivery of the [***] to be converted, IAE will provide Propulsion Systems to such new delivery dates.

      2.3 The conversion rights set forth in Clause 2.1 above are limited to a maximum of one (1) conversion per [***]

      2.4 To the extent AWA converts [***], then at least one (1) of the Firm Spare Engines shall be substituted with one (1) new V2533-A5 spare Engine for delivery in accordance with the Firm Spare Engine delivery schedule set forth in Exhibit B to the Contract. The unit base price of each V2533-A5 spare Engine is US$[***], subject to escalation from the base month of July 1988.

3.    [***]

      3.1 [***]

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                                       2.

[***]

4.    THIRD PARTY PRE-DELIVERY PAYMENT FINANCING

      4.1 In respect of predelivery payment financing of the Aircraft by a third party lender or financial lessor, IAE will consent to the assignment by AWA of certain of its rights to receive benefits (monetary or otherwise) and its obligations under the Contract (including any exhibits thereto and any letter agreements currently existing or hereafter entered into, that by their terms constitute part of such Contract), upon no less than [***] days prior written notice from AWA, to such lender or financial lessor, as security; provided that
(1) the assignee shall agree in a manner reasonably acceptable to IAE that exercise of its rights and obligations shall be subject to this agreement; and
(2) a copy of the assignment by provided to IAE (with financial terms redacted); and (3) AWA shall be liable for all costs and expenses arising from the preparation and enforcement of such agreement.

      4.2 Without limiting the foregoing, AWA may assign its rights under this Agreement as collateral security for the payment of amounts owed in respect of any financing of the Aircraft, provided that (i) IAE shall receive an executed true and complete original of the written instrument of assignment with sensitive commercial terms redacted, and (ii) the assignee shall agree in a manner reasonably satisfactory to IAE that the exercise of its rights is subject to all of the terms and conditions of the Contract and provided further that in no event shall such assignee obtain any rights greater than the rights of AWA under the Contract. IAE shall provide reasonably cooperation in connection with such an assignment provided appropriate documentation is provided to IAE for review and execution at least [***] business days prior to the closing. No action taken by AWA or IAE under the Subclause shall subject IAE to any liability to which it would not otherwise be subject under the Contract or adversely modify in any way IAE's rights under the Contract.

5.    FLEET INTRODUCTORY ASSISTANCE CREDIT

      5.1 To assist AWA with introducing the Firm Aircraft, Growth A320 Aircraft and Option Aircraft into its fleet, IAE will provide the following fleet introductory assistance credits (the "Fleet Introductory Assistance Credit") to
AWA:

            a.    US$[***] per aircraft for each of the Firm A319 Aircraft;

            b.    US$[***] per aircraft for each of the Firm A320 Aircraft;

            c.    US$[***] per aircraft for each of the Growth A320 Aircraft;

            d.    US$[***] per aircraft for each of the Option A319 Aircraft;

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                                       3.

            e.    US$[***] per aircraft for each of the Option A320 Aircraft;

            f.    US$[***] per aircraft for each of the Option A321 Aircraft;

      With the agreement of AVSA, IAE consents to the assignment by AWA of the credit to AVSA. IAE will issue the applicable Fleet Introductory Assistance Credit specified above to AVSA, upon delivery to AWA of each of the corresponding Firm, Growth or Option Aircraft, to be applied toward payment for the Propulsion Systems for the corresponding Aircraft. Should AVSA not agree to the assignment of the credit, IAE will issue the applicable credit to AWA's account with IAE.

      Should AWA be in default or material breach of any of its obligations under the Contract, and without prejudice to any other rights that IAE may have, any credits issued hereunder will be used first to reduce any outstanding indebtedness under the Contract to IAE. Thereafter, any remaining Fleet Introductory Assistance Credit issued hereunder may be used by AWA for the purchase of V2500 spare Engines, Spare Parts, tooling, or services from IAE.

      5.2 In respect of each Firm Converted Aircraft and Option Converted Aircraft of which AWA takes delivery, the credits specified in Clause 5.1 above would be withdrawn, and replaced with a substitute credit as follows:

            (a) In respect of each new Firm Converted A320 Aircraft powered by new V2527-A5 Propulsion Systems, the value of the fleet introductory assistance credit is US$[***].

            (b) In respect of each new Firm Converted A321 Aircraft powered by new V2533-A5 Propulsion Systems, the value of the fleet introductory assistance credit is US$[***].

            (c) In respect of each new Option Converted A319 Aircraft powered by new V2524-A5 Propulsion Systems, the value of the fleet introductory assistance credit is US$[***];

            (d) In respect of each new Option Converted A321-200 Aircraft powered by new V2533-A5 Propulsion Systems, the value of the fleet introductory assistance credits is US$[***];

      Fleet Introductory Assistance Credits for the Firm Converted Aircraft and the Option Converted Aircraft will be issued by IAE and may be used by AWA as set forth in Clause 5.1 above.

      5.3 To further assist AWA with introducing the Firm A320 Aircraft, Growth A320 Aircraft, Option Converted Aircraft and the Option Aircraft into its fleet, IAE will provide AWA with spare parts credits in the amount of US$[***] per Aircraft for each of the Firm A320 Aircraft and spare parts credits in the amount of US$[***] per

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                                       4.

Aircraft for each of the Growth A320 Aircraft, Option Converted Aircraft, and Option Aircraft. These credits will be issued upon delivery to and acceptance of each corresponding Firm A320 Aircraft, Growth A320 Aircraft, Option Converted Aircraft and Option Aircraft and shall be used for the payment of up to [***] of the invoiced amount of any individual Spare Parts or tooling order from IAE.

      5.4 The credits described above in Clause 5.1, 5.2, and 5.3 above are subject to escalation in accordance with the IAE Escalation Formula from the base month of January, 1996 to the actual date of delivery to Aircraft Manufacturer by IAE of the Propulsion Systems for the corresponding Aircraft.

6.    ADDITIONAL CREDITS

      IAE will provide additional Fleet Introductory Assistance Credits (the "Additional Credits") to AWA as follows:

            (i) US$[***] per aircraft for each of the [***] Firm A319 Aircraft delivered to and accepted by AWA, payable by IAE to AWA on delivery of such Firm A319 Aircraft. In the event AWA converts [***] Firm A319 Aircraft to Firm Converted Aircraft, $[***] credit may be payable by IAE to AWA on delivery of such Firm Converted Aircraft.

            (ii) US$[***] per aircraft for each of the [***] Firm A320 Aircraft delivered to and accepted by AWA, payable by IAE to AWA on delivery of such Firm A320 Aircraft.

      It shall be a condition precedent to the obligation of IAE to provide such Additional Credits that each of the following conditions shall have been satisfied (x) IAE shall have no obligation to arrange or provide or cause to be arranged or cause to be provided any other financing, credit support, or asset support whatsoever in relation to any of the Aircraft, except as set forth in the [***] Agreement between AWA and IAE dated [***] and (y) the [***] Agreement between AWA and IAE dated [***] shall have been terminated by an instrument in writing of even date herewith executed by all parties or by their duly authorized representatives.

7.    LIQUIDATED DAMAGES

      7.1 AWA acknowledges and agrees that, should it breach the Contract as modified by this Side Letter No. 1, the damages that IAE would suffer would be uncertain and difficult to prove and quantify. If AWA shall have [***], then AWA shall pay to IAE, as liquidated damages, and not as a penalty, [***]

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                                       5.

Subject to the limitation set forth in Clause [***] below, AWA and IAE agree that liquidated damages are appropriate and that the amount of liquidated damages is not disproportionate to the amount of damages that IAE would suffer if AWA were to [***] as described above.

      7.2 AWA acknowledges and agrees that, should it breach the Contract as modified by this Side Letter No. 1, the damages that IAE would suffer would be uncertain and difficult to prove and quantify. If AWA shall have [***], then AWA shall pay to IAE, as liquidated damages, and not as a penalty, [***]. Subject to the limitation set forth in Clause [***] below, AWA and IAE agree that liquidated damages are appropriate and that the amount of liquidated damages is not disproportionate to the amount of damages that IAE would suffer if AWA [***] as described above.

      7.3 In no event shall AWA be liable to IAE for liquidated damages pursuant to clauses 7.1 and 7.2 above in an aggregate amount in excess of US$[***].

      7.4 IAE's rights to claim liquidated damages hereunder shall not prejudice any other rights and remedies IAE may have under the Contract and at law, including without limitation, any other claim for damages relating to AWA's failure to purchase and to take delivery of any of the Firm Aircraft pursuant to the Contract, and any other breach by AWA of its obligations hereunder.

      7.5 AWA, after consultation with its own attorneys, hereby specifically acknowledges and agrees with IAE that these liquidated damages represent a reasonable forecast of the loss that would be incurred by IAE and just compensation to IAE should AWA breach this Contract by [***].

      7.6 Should AWA not [***]

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                                       6.

[***] For the purpose of clarity and solely as an example, should AWA [***]

8.    [***]

      [***]

9.    AIRCRAFT DELIVERY DATE FLEXIBILITY

      IAE acknowledges that the [***] has certain rights to change the delivery date of the Aircraft. IAE agrees that the delivery dates of the Aircraft as set forth in [***] Contract shall be modified without the prior written consent of IAE if all of the following conditions are fulfilled:

      (1) The change in delivery date is made [***] in accordance with the terms of the contract [***]; and

      (2) [***] advises [***] of the change in delivery date at approximately the same time; and

      (3) The change in delivery date does not change the calendar year in which the Aircraft will be delivered unless:

          a. the change is due to a force majeure event affecting [***] or

          b. the change is due to an inexcusable delay on the part of [***] of the delay within the [***] prior to the scheduled delivery date; or

          c. the change is due to an inexcusable delay on the part of [***] of the delay more than [***] prior to the scheduled delivery date, and, at IAE's request, AWA has used its reasonable efforts to arrange a meeting amongst [***] to discuss the impact of such change on IAE.

            The resultant change in the delivery date of the Propulsion Systems for such Aircraft can be made by the Aircraft Manufacturer without the consent of IAE according to the terms of the contract between IAE and the Aircraft Manufacturer for the supply of the respective Propulsion Systems.

      Except as revised by this Side Letter No. 1, the provisions of the Contract shall remain in full force and effect.

Very truly yours,                       Accepted on behalf of:

IAE INTERNATIONAL AERO                  AMERICA WEST AIRLINES, INC.
ENGINES AG

By: /s/ Barry Eccleston                 By: /s/ Ronald A. Armini
    ----------------------                  --------------------------
Title: President and CEO                Title: Sr. V.P. Operations
       -------------------                     -----------------------
Date: October 7, 1998                   Date: October 7, 1998
      --------------------                    ------------------------

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                                       7.

7 October 1998

America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Sky Harbor International Airport
Phoenix, Arizona 85034

RE: SIDE LETTER AGREEMENT NO. 2 TO THE AMENDED AND RESTATED V2500(R) SUPPORT CONTRACT BETWEEN AMERICA WEST AIRLINES, INC. AND IAE INTERNATIONAL AERO ENGINES AG DATED 7 OCTOBER 1998

Dear Ladies and Gentlemen:

We refer to the Amended and Restated V2500 Support Contract between America West Airlines, Inc. ("AWA") and IAE International Aero Engines AG ("IAE") dated 7 October 1998 (said Amended and Restated V2500 Support Contract, as amended, being hereinafter referred to as the "Contract"). Terms used herein shall have the same meaning as those given to them in the Contract.

This Side Letter Agreement Number 2 provides AWA with certain benefits pertaining to AWA's V2500-A5 series Propulsion Systems for Aircraft and V2500 spare Engines purchased by AWA.

      1. Pre-Delivery Payments ("PDP's")/Pooling Arrangement.

            1.1 With respect to Purchased Item Nos. [***] through [***], the predelivery payment terms set forth in Clauses 2.6.1.1, 2.6.1.2, 2.6.1.3 and
2.6.2 of the Contract are replaced with the following:

            1.1.1 AWA is to deposit $[***] into IAE's account within five (5) business days of the date of signature of the Contract.

            1.1.2 Such $[***] deposit will be applied to the invoice price of Purchased Item No. 9.

            1.1.3 No further predelivery payments will be required of AWA with respect to Purchased Items No. [***] through [***].

            1.1.4 The $[***] deposited with IAE will be refunded to AWA if IAE is unable to deliver Purchased Item No. [***] and AWA cancels the order for Purchased Item No. [***] pursuant to AWA's rights as set forth in Clause 6.1 of the Contract. In such event, IAE will refund the $[***] deposit [***].

            1.1.5 If AWA fails to take delivery of any of Purchased Items Nos. [***] through [***], except as to Purchased Item No. [***] as set forth in Clause 1.1.4 above, the $[***] deposit will be applied against IAE's damages and the balance refunded to AWA. Should AWA fail to take delivery of any of Purchased Items Nos. [***] through [***], and the $[***] deposit be

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
applied against IAE's damages, the parties agree to negotiate in good faith the replenishment of the deposit pool.

      2. Spare Engine Assistance Credit for Specified Engines.

            2.1 To assist AWA with procuring spare Engines, IAE will credit AWA's account with IAE in the amount of $[***] per spare Engine for each of the [***] spare Engines purchased by AWA pursuant to the Contract.

            2.2 Each such credit will be issued upon delivery to and acceptance by AWA of the corresponding spare Engine. Each such credit may be used by AWA toward the final payment for the corresponding spare Engine or for the purchase of Spare Parts from IAE.

            2.3 Each such credit is subject to escalation in accordance with the IAE Escalation Formula set forth in Exhibit B to the Contract from the base month of July 1988.

      3. V2500 Engine and Parts Service Policy Enhancement.

            3.1 The V2500 Engine and Parts Service Policy set forth in Exhibit E-1 to the Contract is hereby enhanced as follows:

                  3.1.1 Service Policy coverage as described below will be provided for those Engines installed on the Aircraft and on the S.A.L.E. Aircraft, in both cases at the time of delivery of such to AWA, and Spare Engine Nos. [***] through [***] (collectively referred to as the "Enhanced Engines").

                  3.1.2 From [***] Engine Flight Hours through [***] Engine Flight Hours of each of the Enhanced Engines, AWA will receive reimbursement from IAE for the costs of AWA's qualifying shop visits in the following amounts:

                        3.1.2.1 For the first [***] removals/shop visits of any of the Enhanced Engines taken together which would have been covered by the Service Policy had they occurred prior to 3,000 Engine Flight Hours - no reimbursement;

                        3.1.2.2 For each subsequent removal/shop visit of any of the Enhanced Engines which would have been covered by the Service Policy had they occurred prior to 3,000 Engine Flight Hours - [***] percent ([***]%) of the allowance set forth in Section I.A of the Service Policy as if the Engine had been operated less than [***] Engine Flight Hours.

            3.2 All provisions of the Service Policy regarding submission and verification of claims shall apply to this Clause 3.

            3.3 IAE's contribution to the cost of qualifying shop visits will take the form of a Spare Parts credit to AWA's account with IAE.

            3.4 The [***] events referred to in Clause 3.1.2.1 above shall be eligible for Extended First Run Coverage as described in the Service Policy. Thereafter, Extended First Run Coverage shall no longer be applicable to Eligible Engines.

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      4. SPARE PARTS AND SPARE ENGINE DELIVERY ASSISTANCE.

            4.1 In the event that AWA anticipates entering into a period of zero spares (no serviceable spare Engines available) that will continue for at least [***] days and such situation is due either to:

                  4.1.1 excessive turn times at AWA's maintenance provider and such excessive turn times can be reasonably associated with IAE's inability to deliver Spare Parts to the maintenance provider at the published lead times in the then current IAE Spare Parts Catalog; or

                  4.1.2 a delay in delivery of a spare Engine purchased by AWA pursuant to the Contract;

IAE will use diligent efforts to reposition a V2500-A5 spare engine to AWA's facility in Phoenix. This engine will remain there until the zero spare situation has been alleviated or until the spare engine is needed to satisfy an Aircraft-on-Ground ("AOG") situation.

            4.2 In the situation described in Clause 4.1 above, should AWA require the use of the IAE lease pool engine positioned at AWA's facility in Phoenix to alleviate an AOG situation, such engine shall be leased to AWA under the then current IAE Standard Terms of Business Lease ("STOBL") except that [***]

            4.3 In a situation described in Clause 4.1 above which does not relate to an excusable delay in delivery of a spare Engine purchased by AWA, if IAE can not position an emergency lease pool engine in Phoenix and AWA is forced to lease an engine from a third party to alleviate an AOG situation, IAE will reimburse AWA for up to [***] percent ([***]%) of reasonable third party fees (excluding hourly use charges) incurred by AWA during the period reasonably necessary to alleviate the AOG situation. This reimbursement shall be in the form of Spare Parts credits which will be issued upon IAE's receipt of an original invoice issued by such third party which has been certified by AWA. The benefit set forth in this clause 4.3 will not be available to AWA with respect to any delays in delivery of spare Engine purchased by AWA pursuant to the Contract for reasons set forth in Clause 6.1.1 of the Contract.

            4.4 If IAE fails to have a V2500-A5 engine available for positioning in the situation described in Clause 4.1 above, and AWA can not lease an engine from a third party during an AOG situation, IAE will issue AWA Spare Parts credits in an amount equal to of $[***] per day of the AOG situation up to a maximum of $[***] of Spare Parts credits per occurrence. IAE's maximum obligation pursuant to this Clause 4.4 shall be $[***]. The benefits set forth in this Clause 4.4 will not be available to AWA with respect to any delays in delivery of spare Engines purchased by AWA pursuant to the Contract for reasons set forth in Clause 6.1.1 of the Contract.

            4.5 IAE's obligations in this Clause 4 shall begin upon delivery of the first Aircraft to AWA and terminate [***] years thereafter.

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      5. THRUST RATING FLEXIBILITY.

            5.1 Subject to AWA's compliance with Clause 2.1.3 of the Contract, the IAE Customer Support Representative at AWA will provide AWA with access to an adequate quantity of appropriate data plates and data entry plugs which allow AWA to utilize the Aircraft Engines and Engines on the S.A.L.E. Aircraft and spare Engines and any other spare Engine(s) purchased from IAE interchangeably in the AWA fleet of Aircraft and IAE shall take any other action required to allow this interchange. For purposes of IAE service bulletin 500-ENG-72-0285, this Side Letter shall constitute a contractual agreement to allow the conversion described in that bulletin.

      6. ASSIGNMENT OF CREDITS.

            So long as AWA is not in material default of any of its obligations as set forth in the Contract at the time of any assignment, which default has continued for a period of [***] business days after notice thereof from IAE, AWA may assign to any provider of Engine maintenance to AWA any credits available in AWA's account with IAE to which AWA has the right to utilize toward the purchase of V2500 spare parts or otherwise from IAE. Any credits in AWA's account with IAE which were granted pursuant to Clause 5.3 of Side Letter No. 1 and so assigned shall be utilized in the manner set forth in Clause 5.3 of Side Letter No. 1.

      7. SPARE ENGINE DELIVERY DATE FLEXIBILITY.

            AWA may interchange the delivery date of Purchased Item No. [***] as set forth in Exhibit B of the Contract as of the date of Contract signing, with one (1) of the delivery dates assigned to Purchased Item Nos. [***]. AWA agrees to advise IAE in writing of such interchange no later than [***] days prior to the proposed interchange date.

      8. PREVIOUSLY DELIVERED ENGINE.

            If any Engines were delivered to AWA prior to the date of the delivery date of the first spare Engine listed on Exhibit B, the V2500 Support Contract dated December 23, 1994 and its Warranties and Guarantees shall apply to such Engines as if the amendments and letter agreement of even date herewith had not been made.

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
Except as revised by this Side Letter Agreement No. 2, the provisions of the Contract shall remain in full force and effect.

Very truly yours,                       Accepted on behalf of:

IAE INTERNATIONAL AERO                  AMERICA WEST AIRLINES, INC.
ENGINES AG

By: /s/ Barry Eccleston                 By: /s/ Ronald A. Armini

Title: President and CEO                Title: Sr. V.P. Operations

Date: October 7, 1998                   Date: October 7, 1998


              THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE